                                                                    EXHIBIT 4.14



--------------------------------------------------------------------------------

                                 PXRE GROUP LTD.



                                       AND



                        WILMINGTON TRUST COMPANY, Trustee



                      Form of Junior Subordinated Indenture



                           Dated as of ________, 20__,



                           ---------------------------




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                                TABLE OF CONTENTS
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                                                                                                                PAGE
                                                                                                                ----


                                                      ARTICLE 1
                                                     DEFINITIONS


SECTION 1.01               Certain Terms Defined..................................................................1


                                                      ARTICLE 2
                                                     SECURITIES


SECTION 2.01               Forms Generally........................................................................8

SECTION 2.02               Form of Trustee's Certificate of Authentication........................................8

SECTION 2.03               Amount Unlimited; Issuable in Series...................................................9

SECTION 2.04               Authentication and Delivery of Securities.............................................11

SECTION 2.05               Execution of Securities...............................................................14

SECTION 2.06               Certificate of Authentication.........................................................14

SECTION 2.07               Denomination and Date of Securities; Payments of Interest.............................14

SECTION 2.08               Registration, Transfer and Exchange...................................................15

SECTION 2.09               Mutilated, Defaced, Destroyed, Lost and Stolen Securities.............................18

SECTION 2.10               Cancellation of Securities; Destruction Thereof.......................................19

SECTION 2.11               Temporary Securities..................................................................19


                                                      ARTICLE 3
                                               COVENANTS OF THE ISSUER


SECTION 3.01               Payment of Principal and Interest.....................................................20

SECTION 3.02               Offices for Payments, etc.............................................................21

SECTION 3.03               Appointment to Fill a Vacancy in Office of Trustee....................................21

SECTION 3.04               Paying Agents.........................................................................22

SECTION 3.05               Written Statement to Trustee..........................................................22

SECTION 3.06               Additional Amounts....................................................................23
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
SECTION 3.07               Luxembourg Publications...............................................................24


                                                      ARTICLE 4
                           SECURITYHOLDERS LISTS AND REPORTS BY THE ISSUER AND THE TRUSTEE


SECTION 4.01               Issuer to Furnish Trustee Information as to Names and Addresses of
                           Securityholders.......................................................................25

SECTION 4.02               Preservation and Disclosure of Securityholders Lists..................................25

SECTION 4.03               Reports by the Issuer.................................................................25

SECTION 4.04               Reports by the Trustee................................................................25


                                                      ARTICLE 5
                         REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS IN THE EVENT OF DEFAULT


SECTION 5.01               Event of Default Defined; Acceleration of Maturity; Waiver of Default.................25

SECTION 5.02               Collection of Indebtedness by Trustee; Trustee May Prove Debt.........................29

SECTION 5.03               Applications of Proceeds..............................................................31

SECTION 5.04               Suits for Enforcement.................................................................32

SECTION 5.05               Restoration of Rights on Abandonment of Proceedings...................................32

SECTION 5.06               Limitations on Suits by Securityholder................................................32

SECTION 5.07               Unconditional Right of Securityholders to Institute Certain Suits.....................33

SECTION 5.08               Powers and Remedies Cumulative; Delay or Omission Not Waiver of
                           Default; Restoration of Rights and Remedies...........................................33

SECTION 5.09               Control by Holders of Securities......................................................34

SECTION 5.10               Waiver of Past Defaults...............................................................34

SECTION 5.11               Trustee to Give Notice of Default, But May Withhold in Certain
                           Circumstances.........................................................................35

SECTION 5.12               Right of Court to Require Filing of Undertaking to Pay Costs..........................35
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                                       ii
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
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                                                      ARTICLE 6
                                               CONCERNING THE TRUSTEE


SECTION 6.01               Duties and Responsibilities of the Trustee; During Default; Prior to
                           Default...............................................................................35

SECTION 6.02               Certain Rights of the Trustee.........................................................37

SECTION 6.03               Trustee Not Responsible for Recitals, Disposition of Securities or
                           Application of Proceeds Thereof.......................................................38

SECTION 6.04               Trustee and Agents May Hold Securities or Coupons; Collections, etc...................38

SECTION 6.05               Moneys Held by Trustee................................................................38

SECTION 6.06               Compensation and Indemnification of Trustee and Its Prior Claim.......................38

SECTION 6.07               Right of Trustee to Rely on Officer's Certificate, etc................................39

SECTION 6.08               Right of Trustee to Seek Instruction from Court.......................................39

SECTION 6.09               Indentures Not Creating Potential Conflicting Interests for the Trustee...............39

SECTION 6.10               Persons Eligible for Appointment as Trustee...........................................39

SECTION 6.11               Resignation and Removal; Appointment of Successor Trustee.............................40

SECTION 6.12               Acceptance of Appointment by Successor Trustee........................................41

SECTION 6.13               Merger, Conversion, Consolidation or Succession to Business of Trustee................42

SECTION 6.14               Preferential Collection of Claims Against the Issuer..................................42

SECTION 6.15               Appointment of Authenticating Agent...................................................43


                                                      ARTICLE 7
                                           CONCERNING THE SECURITYHOLDERS


SECTION 7.01               Evidence of Action Taken by Securityholders...........................................44

SECTION 7.02               Proof of Execution of Instruments and of Holding of Securities........................44
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                                       iii
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
SECTION 7.03               Holders to Be Treated as Owners.......................................................45

SECTION 7.04               Securities Owned by Issuer Deemed Not Outstanding.....................................46

SECTION 7.05               Right of Revocation of Action Taken...................................................46


                                                      ARTICLE 8
                                               SUPPLEMENTAL INDENTURES


SECTION 8.01               Supplemental Indentures Without Consent of Securityholders............................46

SECTION 8.02               Supplemental Indentures With Consent of Securityholders...............................48

SECTION 8.03               Effect of Supplemental Indenture......................................................49

SECTION 8.04               Documents to Be Given to Trustee......................................................49

SECTION 8.05               Notation on Securities in Respect of Supplemental Indentures..........................49

SECTION 8.06               Subordination Unimpaired..............................................................50


                                                      ARTICLE 9
                                      CONSOLIDATION, MERGER, SALE OR CONVEYANCE


SECTION 9.01               Covenant Not to Merge, Consolidate, Sell or Convey Property Except
                           Under Certain Conditions..............................................................50

SECTION 9.02               Successor Corporation Substituted.....................................................50

SECTION 9.03               Opinion of Counsel Delivered to Trustee...............................................51


                                                     ARTICLE 10
                              SATISFACTION AND DISCHARGE OF INDENTURE; UNCLAIMED MONEYS


SECTION 10.01              Satisfaction and Discharge of Indenture...............................................51

SECTION 10.02              Application by Trustee of Funds Deposited for Payment of Securities...................56

SECTION 10.03              Repayment of Moneys Held by Paying Agent..............................................56

SECTION 10.04              Return of Moneys Held by Trustee and Paying Agent Unclaimed for Two
                           Years.................................................................................56
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                                       iv
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
SECTION 10.05              Indemnity for U.S. Government Obligations.............................................57


                                                     ARTICLE 11
                                              MISCELLANEOUS PROVISIONS


SECTION 11.01              Incorporators, Stockholders, Officers and Directors of Issuer Exempt
                           from Individual Liability.............................................................57

SECTION 11.02              Provisions of Indenture for the Sole Benefit of Parties and Holders of
                           Securities and Coupons................................................................57

SECTION 11.03              Successors and Assigns of Issuer Bound by Indenture...................................57

SECTION 11.04              Notices and Demands on Issuer, Trustee and Holders of Securities and
                           Coupons...............................................................................57

SECTION 11.05              Officer's Certificates and Opinions of Counsel; Statements to Be
                           Contained Therein.....................................................................58

SECTION 11.06              Payments Due on Saturdays, Sundays and Holidays.......................................59

SECTION 11.07              Conflict of Any Provision of Indenture with Trust Indenture Act of 1939...............59

SECTION 11.08              Submission to Jurisdiction............................................................59

SECTION 11.09              New York Law to Govern................................................................60

SECTION 11.10              Counterparts..........................................................................60

SECTION 11.11              Effect of Headings....................................................................60

SECTION 11.12              Securities in a Foreign Currency......................................................60

SECTION 11.13              Judgment Currency.....................................................................61


                                                     ARTICLE 12
                                     REDEMPTION OF SECURITIES AND SINKING FUNDS


SECTION 12.01              Applicability of Article..............................................................61

SECTION 12.02              Notice of Redemption; Partial Redemptions.............................................62

SECTION 12.03              Payment of Securities Called for Redemption...........................................63

SECTION 12.04              Exclusion of Certain Securities from Eligibility for Selection for
                           Redemption............................................................................64
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                                       v
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
SECTION 12.05              Mandatory and Optional Sinking Funds..................................................64


                                                     ARTICLE 13
                                                    SUBORDINATION


SECTION 13.01              Securities and Coupons Subordinated to Senior Indebtedness............................66

SECTION 13.02              Disputes with Holders of Certain Senior Indebtedness..................................68

SECTION 13.03              Subrogation...........................................................................68

SECTION 13.04              Obligation of Issuer Unconditional....................................................68

SECTION 13.05              Payments on Securities and Coupons Permitted..........................................69

SECTION 13.06              Effectuation of Subordination by Trustee..............................................69

SECTION 13.07              Knowledge of Trustee..................................................................69

SECTION 13.08              Trustee May Hold Senior Indebtedness..................................................69

SECTION 13.09              Rights of Holders of Senior Indebtedness Not Impaired.................................69

SECTION 13.10              Article Applicable to Paying Agents...................................................70

SECTION 13.11              Trustee; Compensation Not Prejudiced..................................................70
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                                       vi

                  THIS INDENTURE, dated as of ___________, 20__ between PXRE GROUP LTD., a Bermuda company (the "ISSUER"), and WILMINGTON TRUST COMPANY, as trustee (the "TRUSTEE"),

                              W I T N E S S E T H :

                  WHEREAS, the Issuer has duly authorized the issue from time to time of its junior subordinated unsecured debentures, notes or other evidences of indebtedness to be issued in one or more series (the "SECURITIES") up to such principal amount or amounts as may from time to time be authorized in accordance with the terms of this Indenture;

                  WHEREAS, the Issuer has duly authorized the execution and delivery of this Indenture to provide, among other things, for the authentication, delivery and administration of the Securities; and

                  WHEREAS, all things necessary to make this Indenture a valid indenture and agreement according to its terms have been done;

                  NOW, THEREFORE:

                  In consideration of the premises and the purchases of the Securities by the holders thereof, the Issuer and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective holders from time to time of the Securities and of the coupons, if any, appertaining thereto as follows:

                                    ARTICLE 1

                                   DEFINITIONS

                  SECTION 1.01 Certain Terms Defined. The following terms (except as otherwise expressly provided or unless the context otherwise clearly requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section. All other terms used in this Indenture that are defined in the Trust Indenture Act of 1939 or the definitions of which in the Securities Act of 1933 are referred to in the Trust Indenture Act of 1939, including terms defined therein by reference to the Securities Act of 1933 (except as herein otherwise expressly provided or unless the context otherwise requires), shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of this Indenture. All accounting terms used herein and not expressly defined shall have the meanings assigned to such terms in accordance with generally accepted accounting principles, and the term "generally accepted accounting principles" means such accounting principles as are generally accepted at the time of any computation. The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. The terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular.

                  "ADDITIONAL AMOUNTS" has the meaning specified in Section 3.06 of this Indenture.

                  "ADDITIONAL INTEREST" means compounded interest arising on any deferred interest payments, as defined in any series of Securities.

                  "AFFILIATE" has the same meaning as given to that term in Rule 405 of the Securities Act of 1933 or any successor rule thereunder.

                  "AUTHENTICATING AGENT" shall have the meaning set forth in
Section 6.14.

                  "AUTHORIZED NEWSPAPER" means a newspaper (which, in the case of The City of New York, will, if practicable, be The Wall Street Journal (Eastern Edition), in the case of the United Kingdom, will, if practicable, be the Financial Times (London Edition) and, in the case of Luxembourg, will, if practicable, be the Luxemburger Wort) published in an official language of the country of publication customarily published at least once a day for at least five days in each calendar week and of general circulation in The City of New York, the United Kingdom or in Luxembourg, as applicable. If it shall be impractical in the opinion of the Trustee to make any publication of any notice required hereby in an Authorized Newspaper, any publication or other notice in lieu thereof which is made or given with the approval of the Trustee shall constitute a sufficient publication of such notice.

                  "BOARD OF DIRECTORS" means either the Board of Directors of the Issuer or any committee of such Board duly authorized to act on its behalf.

                  "BOARD RESOLUTION" means a copy of one or more resolutions, certified by the secretary or an assistant secretary of the Issuer to have been duly adopted or consented to by the Board of Directors and to be in full force and effect, and delivered to the Trustee.

                  "BUSINESS DAY" means, with respect to any Security of a series unless otherwise specified pursuant to Section 2.03, a day other than a Saturday or Sunday that in the city (or in any of the cities, if more than one) in which amounts are payable, as specified in the form of such Security, is not a day on which banking institutions are authorized or required by law or executive order to remain closed.

                  "CAPITAL SECURITIES" means, with respect to PXRE Capital Trust, the undivided beneficial interests in the assets of such trust that rank pari passu with the Common Securities issued by such trust; provided, that upon the occurrence of an Event of Default with respect to the Securities held by such trust, the rights of holders of such Common Securities to payment in respect of distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights of holders of such Capital Securities.

                  "CAPITAL SECURITIES GUARANTEE" means, with respect to PXRE Capital Trust, any Guarantee that the Guarantor enters into with Wilmington Trust Company or any other Person that operates directly or indirectly for the benefit of holders of the Capital Securities of such trust.

                  "COMMISSION" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or if at any time after the execution and delivery of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

                  "COMMON SECURITIES" means, with respect to PXRE Capital Trust, the undivided beneficial interests in the assets of such trust that rank pari passu with the Capital Securities issued by such trust; provided, that upon the occurrence of an Event of Default with respect to the Securities held by such trust, the rights of holders of such Common Securities to payment in respect to distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights of holders of such Capital Securities.

                  "COMMON SECURITIES GUARANTEE" means, with respect to PXRE Capital Trust, any Guarantee that the Guarantor enters into with any Person that operates directly or indirectly for the benefit of holders of the Common Securities of such trust.

                  "COMPOSITE RATE" means, at any time, the rate of interest, per annum, compounded semiannually, equal to the sum of the rates of interest borne by the Securities of each series (as specified on the face of the Securities of each series, provided, that, in the case of the Securities with variable rates of interest, the interest rate to be used in calculating the Composite Rate shall be the interest rate applicable to such Securities at the beginning of the year in which the Composite Rate is being determined and, provided, further, that, in the case of Securities which do not bear interest, the interest rate to be used in calculating the Composite Rate shall be a rate equal to the yield to maturity on such Securities, calculated at the time of issuance of such Securities) multiplied, in the case of each series of Securities, by the percentage of the aggregate principal amount of the Securities of all series Outstanding represented by the Outstanding Securities of such series. For the purposes of this calculation, the aggregate principal amounts of Outstanding Securities that are denominated in a foreign currency, shall be calculated in the manner set forth in Section 11.11.

                  "CORPORATE TRUST OFFICE" means the office of the Trustee at which the corporate trust business of the Trustee shall, at any particular time, be principally administered, which office is, at the date as of which this Indenture is dated, located in New York, New York.

                  "COUPON" means any interest coupon appertaining to a Security.

                  "COVENANT DEFEASANCE" shall have the meaning set forth in
Section 10.01(c).

                  "DEPOSITARY" means, with respect to the Securities of any series issuable or issued in the form of one or more Registered Global Securities, the Person designated as Depositary by the Issuer pursuant to
Section 2.03 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, "Depositary" as used with respect to the Securities of any such series shall mean the Depositary with respect to the Registered Global Securities of that series.

                  "DIRECT ACTION" means a legal proceeding instituted by a holder of the Capital Securities of PXRE Capital Trust directly against the Issuer for the enforcement of payment to such holder of any amounts payable in respect of the Securities held by such trust having a principal amount equal to the aggregate liquidation amount of the Capital Securities held by such holder, if an Event of Default has occurred and is continuing and such Event of Default is attributable to the failure of the Issuer to pay any amounts payable in respect of such Securities on the date such amounts are otherwise payable (in accordance with the terms hereof and thereof).

                  "DOLLAR" means the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

                  "ECU" means the European Currency Unit as defined and revised from time to time by the Council of European Communities.

                  "EURO" means the currency of participating member states of the European Union that adopt a single currency in accordance with the Treaty on European Unity signed February 7, 1992.

                  "EVENT OF DEFAULT" means any event or condition specified as such in Section 5.01.

                  "FOREIGN CURRENCY" means the ECU, euro or any successor or similar currency or any currency issued by the government of a country other than the United States.

                  "GUARANTOR" means the Issuer in its capacity as guarantor under any Trust Securities Guarantee.

                  "HOLDER", "HOLDER OF SECURITIES", "SECURITYHOLDER" or other similar terms mean (a) in the case of any Registered Security, the person in whose name such Security is registered in the security register kept by the Issuer for that purpose in accordance with the terms hereof, and (b) in the case of any Unregistered Security, the bearer of such Security, or any Coupon appertaining thereto, as the case may be.

                  "INDEBTEDNESS" shall have the meaning set forth in Section
5.01.

                  "INDENTURE" means this instrument as originally executed and delivered or, if amended or supplemented as herein provided, as so amended or supplemented or both, and shall include the forms and terms of particular series of Securities established as contemplated hereunder.

                  "INTEREST" means, when used with respect to non-interest bearing Securities, interest payable after maturity.

                  "ISSUER" means (except as otherwise provided in Article 6) PXRE Group Ltd., a Bermuda company and, subject to Article , its successors and assigns.

                  "ISSUER ORDER" means a written statement, request or order of the Issuer signed in its name by one of the following: the Chairman of the Board, the President, the Chief Financial Officer, the Chief Strategic and Administrative Officer, the Chief Legal Officer, the Treasurer, any Assistant Treasurer or any other person authorized by the Board of Directors to execute any such written statement, request or order.

                  "JUDGMENT CURRENCY" shall have the meaning set forth in
Section 11.12.

                  "OFFICER'S CERTIFICATE" means a certificate signed by any one of the following: the Chairman of the Board, the President, the Chief Financial Officer, the Chief Strategic and Administrative Officer, the Chief Legal Officer, the Treasurer, any Assistant Treasurer or any other person authorized by the Board of Directors to execute any such certificate and delivered to the Trustee. Each such certificate shall comply with Section 314 of the Trust Indenture Act of 1939 and include the statements provided for in Section 11.05.

                  "OPINION OF COUNSEL" means an opinion in writing signed by the Chief Legal Officer of the Issuer, or by such other legal counsel who may be an employee of or counsel to the Issuer. Each such opinion shall comply with
Section 314 of the Trust Indenture Act of 1939 and include the statements provided for in Section 11.05.

                  "ORIGINAL ISSUE DATE" of any Security (or portion thereof) means the earlier of (a) the date of such Security or (b) the date of any Security (or portion thereof) for which such Security was issued (directly or indirectly) on registration of transfer, exchange or substitution.

                  "ORIGINAL ISSUE DISCOUNT SECURITY" means any Security that provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof pursuant to
Section 5.01.

                  "OUTSTANDING" (except as otherwise provided in Section 7.04), when used with reference to Securities, shall, subject to the provisions of
Section 7.04, mean, as of any particular time, all Securities authenticated and delivered by the Trustee under this Indenture, except

                  (a) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

                  (b) Securities, or portions thereof, for the payment or redemption of which moneys or U.S. Government Obligations (as provided for in Section 10.01) in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Issuer) or shall have been set aside, segregated and held in trust by the Issuer for the Holders of such Securities (if the Issuer shall act as its own paying agent), provided that if such Securities, or portions thereof, are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as herein provided, or provision satisfactory to the Trustee shall have been made for giving such notice; and

                  (c) Securities which shall have been paid or in substitution for which other Securities shall have been authenticated and delivered pursuant to the terms of Section 2.09 (except with respect to any such Security as to which proof satisfactory to the Trustee is presented that such Security is held by a person in whose hands such Security is a legal, valid and binding obligation of the Issuer).

                  In determining whether the Holders of the requisite principal amount of Outstanding Securities of any or all series have given any request, demand, authorization, direction, notice, consent or waiver hereunder, the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the maturity thereof pursuant to Section 5.01.

                  "PERIODIC OFFERING" means an offering of Securities of a series from time to time, the specific terms of which Securities, including, without limitation, the rate or rates of interest, if any, thereon, the stated maturity or maturities thereof and the redemption provisions, if any, with respect thereto, are to be determined by the Issuer or its agents upon the issuance of such Securities.

                  "PERSON" means any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "PRINCIPAL" whenever used with reference to the Securities or any Security or any portion thereof, shall be deemed to include "and premium, if any".

                  "PXRE CAPITAL TRUST" means PXRE Capital Trust IV, a Delaware statutory trust, or any permitted successor thereto, or any substantially similar Delaware statutory trust sponsored by the Issuer.

                  "RECORD DATE" shall have the meaning set forth in Section
2.07.

                  "REGISTERED GLOBAL SECURITY", means a Security evidencing all or a part of a series of Registered Securities, issued to the Depositary for such series in accordance with Section 2.04, and bearing the legend prescribed in Section 2.04.

                  "REGISTERED SECURITY" means any Security registered on the Security register of the Issuer.

                  "REQUIRED CURRENCY" shall have the meaning set forth in
Section 11.12.

                  "RESPONSIBLE OFFICER" when used with respect to the Trustee means any vice president, (whether or not designated by numbers or words added before or after the title "vice president"), any trust officer, any assistant trust officer, any assistant vice president, any assistant secretary, or any other officer or assistant officer of the Trustee with direct responsibility for the administration of the Indenture, or any other officer of the Trustee to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

                  "SECURITY" or "SECURITIES" (except as otherwise provided in Section 6.08) has the meaning stated in the first recital of this Indenture, or, as the case may be, Securities that have been authenticated and delivered under this Indenture.

                  "SENIOR INDENTURE" means a Senior Indenture between PXRE Group Ltd. and Wilmington Trust Company, as trustee, dated as of _______, 20__, as may be amended from time to time.

                  "SENIOR INDEBTEDNESS" means obligations with respect to securities issued under the Senior Indenture or the Senior Subordinated Indenture and any other obligations (other than non-recourse obligations, the Securities or any other obligations specifically designated as being subordinate in right of payment to Senior Indebtedness) of, or guaranteed or assumed by, the Issuer for borrowed money or evidenced by bonds, debentures, notes or other similar instruments, and amendments, renewals, extensions, modifications and refundings of any such indebtedness or obligation.

                  "SENIOR SUBORDINATED INDENTURE" means a Subordinated Indenture between PXRE Group Ltd. and Wilmington Trust Company, as trustee, dated as of _______, 20__, as may be amended from time to time.

                  "TRUST AGREEMENT" means, with respect to PXRE Capital Trust, the Amended and Restated Trust Agreement of such trust.

                  "TRUST INDENTURE ACT OF 1939" (except as otherwise provided in Sections 8.01 and 8.02) means the Trust Indenture Act of 1939 as in force at the date as of which this Indenture was originally executed.

                  "TRUSTEE" means the Person identified as "TRUSTEE" in the first paragraph hereof and, subject to the provisions of Article 6, shall also include any successor trustee. "TRUSTEE" shall also mean or include each Person who is then a trustee hereunder and if at any time there is more than one such Person, "TRUSTEE" as used with respect to the Securities of any series shall mean the trustee with respect to the Securities of such series.

                  "TRUST SECURITIES" means, with respect to PXRE Capital Trust, the Common Securities and the Capital Securities issued by such trust.

                  "TRUST SECURITIES GUARANTEE" means, with respect to PXRE Capital Trust, the Common Securities Guarantee and the Capital Securities Guarantee covering the Common Securities and the Capital Securities, respectively, of such trust.

                  "UNREGISTERED SECURITY" means any Security other than a Registered Security.

                  "U.S. GOVERNMENT OBLIGATIONS" shall have the meaning set forth in Section 10.01(a).

                  "YIELD TO MATURITY" means the yield to maturity on a series of securities, calculated at the time of issuance of such series, or, if applicable, at the most recent redetermination of interest on such series, and calculated in accordance with accepted financial practice.

                                    ARTICLE 2

                                   SECURITIES

                  SECTION 2.01 Forms Generally. The Securities of each series and the Coupons, if any, to be attached thereto shall be substantially in such form (not inconsistent with this Indenture) as shall be established by or pursuant to one or more Board Resolutions (as set forth in a Board Resolution or, to the extent established pursuant to rather than set forth in a Board Resolution, an Officer's Certificate detailing such establishment) or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have imprinted or otherwise reproduced thereon such legend or legends or endorsements, not inconsistent with the provisions of this Indenture, as may be required to comply with any law or with any rules or regulations pursuant thereto, or with any rules of any securities exchange or to conform to general usage, all as may be determined by the officers executing such Securities and Coupons, if any, as evidenced by their execution of such Securities and Coupons.

                  The definitive Securities and Coupons, if any, shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities and Coupons, if any, as evidenced by their execution of such Securities and Coupons, if any.

                  SECTION 2.02 Form of Trustee's Certificate of Authentication. The Trustee's certificate of authentication on all Securities shall be in substantially the following form:

                "This is one of the Securities referred to in the
                 within-mentioned Junior Subordinated Indenture.


                                            ___________________________________
                                            as Trustee

Dated:________________                      By: _______________________________
                                                Authorized Signatory

                  If at any time there shall be an Authenticating Agent appointed with respect to any series of Securities, then the Trustee's Certificate of Authentication to be borne by the Securities of each such series shall be substantially as follows:

                  "This is one of the Securities referred to in the within-mentioned Junior Subordinated Indenture.

                                            ___________________________________
                                            as Authenticating Agent

Dated:_________________                     By: _______________________________
                                                Authorized Officer

                  SECTION 2.03 Amount Unlimited; Issuable in Series. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

                  The Securities may be issued in one or more series and the Securities of each such series shall rank equally and pari passu with the Securities of each other series, but all Securities issued hereunder shall be subordinate and junior in right of payment, to the extent and in the manner set forth in Article 13, to all Senior Indebtedness of the Issuer. There shall be established in or pursuant to one or more Board Resolutions (and, to the extent established pursuant to rather than set forth in a Board Resolution, in an Officer's Certificate detailing such establishment) or established in one or more indentures supplemental hereto, prior to the initial issuance of Securities of any series,

                  (a) the designation of the Securities of the series, which shall distinguish the Securities of the series from the Securities of all other series;

                  (b) any limit upon the aggregate principal amount of the Securities of the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Sections 2.08, 2.09, 2.11, 8.05 or 12.03);

                  (c) if other than Dollars, the coin or currency in which the Securities of that series are denominated (including, but not limited to, any Foreign Currency);

                  (d) the date or dates on which the principal of the Securities of the series is payable and any provisions for the advancement of any such date;

                  (e) the rate or rates at which the Securities of the series shall bear interest, if any, the rate or rates and extent to which Additional Interest, if any, shall be payable in respect of any Securities of such series, the date or dates from which such interest shall accrue, on which such interest shall be payable and (in the case of Registered Securities) on which a record shall be taken for the determination of Holders to whom interest is payable and/or the method by which such rate or rates or date or dates shall be determined;

                  (f) the place or places where the principal of and any interest on Securities of the series shall be payable (if other than as provided in Section 3.02), the place or places where the Securities of the series may be presented for registration of transfer or exchange and the place or places where notices and demands to or upon the Issuer in respect of the Securities of the series may be made;

                  (g) any provisions relating to the deferral of interest payments on the Securities of the series at the option of the Issuer or otherwise;

                  (h) the right, if any, of the Issuer to redeem Securities of the series, in whole or in part, at its option and the period or periods within which, the price or prices at which and any terms and conditions upon which Securities of the series may be so redeemed, pursuant to any sinking fund or otherwise;

                  (i) the obligation, if any, of the Issuer to redeem, purchase or repay Securities of the series pursuant to any mandatory redemption, sinking fund or analogous provisions or at the option of a Holder thereof and the price or prices at which, the period or periods within which and any terms and conditions upon which Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

                  (j) any securities exchange or quotation system on which the Securities of the series may be listed or quoted, as applicable;

                  (k) if other than denominations of $25 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

                  (l) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the maturity thereof;

                  (m) if other than the coin or currency in which the Securities of that series are denominated, the coin or currency in which payment of the principal of, interest on or any Additional Amounts with respect to the Securities of such series shall be payable;

                  (n) if the Securities of a series may be converted into or exchanged for stock or other securities of the Issuer or other entities, the terms upon which such series may be converted or exchanged, any specific terms relating to the adjustment thereof and the period during which such Securities may be so converted or exchanged;

                  (o) if the principal of, interest on or any Additional Amounts with respect to the Securities of such series are to be payable, at the election of the Issuer or a Holder thereof, in a coin or currency other than that in which the Securities are denominated, the period or periods within which, and the terms and conditions upon which, such election may be made;

                  (p) if the amount of payments of principal of and interest on the Securities of the series may be determined with reference to an index based on a coin or currency other than that in which the Securities of the series are denominated, the manner in which such amounts shall be determined;

                  (q) whether the Securities of the series will be issuable as Registered Securities (and if so, whether such Securities will be issuable as Registered Global Securities) or Unregistered Securities (with or without Coupons), or any combination of the foregoing, any restrictions applicable to the offer, sale or delivery of Unregistered Securities or the payment of interest thereon and, if other than as provided in Section 2.08, the terms upon which Unregistered Securities of any series may be exchanged for Registered Securities of such series and vice versa;

                  (r) whether and under what circumstances the Issuer will pay any additional amounts ("ADDITIONAL AMOUNTS") on the Securities of the series held by a person who is not a U.S. person or held in PXRE Capital Trust in respect of any tax, assessment or governmental charge withheld or deducted and, if so, whether the Issuer will have the option to redeem such Securities rather than pay such Additional Amounts;

                  (s) if the Securities of such series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, the form and terms of such certificates, documents or conditions;

                  (t) any trustees, depositaries, authenticating or paying agents, transfer agents or registrars or any other agents with respect to the Securities of such series;

                  (u) any additions, modifications or deletions in the Events of Default or covenants of the Issuer set forth herein with respect to the Securities of such series; and

                  (v) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

                  All Securities of any one series and Coupons, if any, appertaining thereto, shall be substantially identical, except in the case of Registered Securities as to denomination and except as may otherwise be provided by or pursuant to the Board Resolution or Officer's Certificate referred to above or as set forth in any such indenture supplemental hereto. All Securities of any one series need not be issued at the same time and may be issued from time to time, consistent with the terms of this Indenture, if so provided by or pursuant to such Board Resolution, such Officer's Certificate or in any such indenture supplemental hereto.

                  SECTION 2.04 Authentication and Delivery of Securities. The Issuer may deliver Securities of any series having attached thereto appropriate Coupons, if any, executed by the Issuer to the Trustee for authentication together with the applicable documents referred to below in this Section, and the Trustee shall thereupon manually authenticate and deliver such Securities to or upon the order of the Issuer (contained in the Issuer Order referred to below in this Section) or pursuant to such procedures acceptable to the Trustee and to such recipients as may be specified from time to time by an Issuer Order. The maturity date, original issue date, interest rate and any other terms of the Securities of such series and Coupons, if any, appertaining thereto shall be determined by or pursuant to such Issuer Order and procedures. If provided for in such procedures, such Issuer Order may authorize authentication and delivery pursuant to oral instructions from the Issuer or its duly authorized agent, which instructions shall be promptly confirmed in writing. In authenticating such Securities and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive (in the case of subparagraphs (b), (c) and (d) below only at or before the time of the first request of the Issuer to the Trustee to authenticate Securities of such series) and (subject to Section 6.01) shall be fully protected in relying upon, unless and until such documents have been superceded or revoked:

                  (a) an Issuer Order requesting such authentication and setting forth delivery instructions if the Securities and Coupons, if any, are not to be delivered to the Issuer, provided that, with respect to Securities of a series subject to a Periodic Offering, (i) such Issuer Order may be delivered by the Issuer to the Trustee prior to the delivery to the Trustee of such Securities for authentication and delivery, (ii) the Trustee shall authenticate and deliver Securities of such series for original issue from time to time, in an aggregate principal amount not exceeding the aggregate principal amount established for such series, pursuant to an Issuer Order or pursuant to procedures acceptable to the Trustee as may be specified from time to time by an Issuer Order, (iii) the maturity date or dates, original issue date or dates, interest rate or rates and any other terms of Securities of such series shall be determined by an Issuer Order or pursuant to such procedures and (iv) if provided for in such procedures, such Issuer Order may authorize authentication and delivery pursuant to oral or electronic instructions from the Issuer or its duly authorized agent or agents, which oral instructions shall be promptly confirmed in writing;

                  (b) any Board Resolution, Officer's Certificate and/or executed supplemental indenture referred to in Sections 2.01 and 2.03 by or pursuant to which the forms and terms of the Securities and Coupons, if any, were established;

                  (c) an Officer's Certificate setting forth the form or forms and terms of the Securities and Coupons, if any, stating that the form or forms and terms of the Securities and Coupons, if any, have been established pursuant to Sections 2.01 and 2.03 and comply with this Indenture, and covering such other matters as the Trustee may reasonably request; and

                  (d) at the option of the Issuer, either an Opinion of Counsel, or a letter addressed to the Trustee permitting it to rely on an Opinion of Counsel, substantially to the effect that:

                  (i) the forms of the Securities and Coupons, if any, have been duly authorized and established in conformity with the provisions of this Indenture and all conditions precedent to authentication of the Securities have been satisfied;

                  (ii) in the case of an underwritten offering, the terms of the Securities have been duly authorized and established in conformity with the provisions of this Indenture, and, in the case of an offering that is not underwritten, certain terms of the Securities have been established pursuant to a Board Resolution, an Officer's Certificate or a supplemental indenture in accordance with this Indenture, and when such other terms as are to be established pursuant to procedures set forth in an Issuer Order shall have been established, all such terms will have been duly authorized by the Issuer and will have been established in conformity with the provisions of this Indenture;

                  (iii) when the Securities and Coupons, if any, have been executed by the Issuer and authenticated by the Trustee in accordance with the provisions of this Indenture and delivered to and duly paid for by the purchasers thereof, they will have been duly issued under this Indenture and will be valid and legally binding obligations of the Issuer, enforceable in accordance with their respective terms, and will be entitled to the benefits of this Indenture; and

                  (iv) the execution and delivery by the Issuer of, and the performance by the Issuer of its obligations under, the Securities and Coupons, if any, will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Issuer or any agreement or other instrument binding upon the Issuer or any of its subsidiaries that is material to the Issuer and its subsidiaries, considered as one enterprise, or, to the best of such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Issuer or any subsidiary, and no consent, approval or authorization of any governmental body or agency is required for the performance by the Issuer of its obligations under the Securities and Coupons, if any, except such as are specified and have been obtained and such as may be required by the securities or blue sky laws of the various states in connection with the offer and sale of the Securities and Coupons, if any.

                  In rendering such opinions, such counsel may qualify any opinions as to enforceability by stating that such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium and other similar laws affecting the rights and remedies of creditors and is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Such counsel may rely, as to all matters governed by the laws of jurisdictions other than the State of New York and the federal law of the United States, upon opinions of other counsel (copies of which shall be delivered to the Trustee), who shall be counsel reasonably satisfactory to the Trustee, in which case the opinion shall state that such counsel believes he and the Trustee are entitled so to rely. Such counsel may also state that, insofar as such opinion involves factual matters, he has relied, to the extent he deems proper, upon certificates of officers of the Issuer and its subsidiaries and certificates of public officials.

                  The Trustee shall have the right to decline to authenticate and deliver any Securities under this Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken by the Issuer or if the Trustee in good faith by its board of directors or board of trustees, executive committee, or a trust committee of directors or trustees or Responsible Officers shall determine that such action would expose the Trustee to personal liability to existing Holders or would affect the Trustee's own rights, duties or immunities under the Securities, this Indenture or otherwise.

                  If the Issuer shall establish pursuant to Section 2.03 that the Securities of a series are to be issued in the form of one or more Registered Global Securities, then the Issuer shall execute and the Trustee shall, in accordance with this Section and the Issuer Order with respect to such series, authenticate and deliver one or more Registered Global Securities that
(i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of all of the Securities of such series issued and not yet cancelled, (ii) shall be registered in the name of the Depositary for such Registered Global Security or Securities or the nominee of such Depositary,
(iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instructions and (iv) shall bear a legend substantially to the following effect: "Unless and until it is exchanged in whole or in part for Securities in definitive registered form, this Security may not be transferred except as a whole by the Depositary to the nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary."

                  Each Depositary designated pursuant to Section 2.03 must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Securities Exchange Act of 1934 and any other applicable statute or regulation.

                  SECTION 2.05 Execution of Securities. The Securities and, if applicable, each Coupon appertaining thereto shall be signed on behalf of the Issuer by one of the following: the Chairman of the Board, the President, the Chief Financial Officer, the Chief Strategic and Administrative Officer, the Chief Legal Officer, the Treasurer, any Assistant Treasurer or any other person authorized by the Board of Directors to execute Securities or, if applicable, Coupons, which Securities or Coupons may, but need not, be attested. Such signatures may be the manual or facsimile signatures of the present or any future such officers. Minor errors or defects in any such reproduction of any such signature shall not affect the validity or enforceability of any Security that has been duly authenticated and delivered by the Trustee.

                  In case any officer of the Issuer who shall have signed any of the Securities or Coupons, if any, shall cease to be such officer before the Security or Coupon so signed (or the Security to which the Coupon so signed appertains) shall be authenticated and delivered by the Trustee or disposed of by the Issuer, such Security or Coupon nevertheless may be authenticated and delivered or disposed of as though the person who signed such Security or Coupon had not ceased to be such officer of the Issuer; and any Security or Coupon may be signed on behalf of the Issuer by such persons as, at the actual date of the execution of such Security or Coupon, shall be the proper officers of the Issuer, although at the date of the execution and delivery of this Indenture any such person was not such an officer.

                  SECTION 2.06 Certificate of Authentication. Only such Securities as shall bear thereon a certificate of authentication substantially in the form hereinbefore recited, executed by the Trustee by the manual signature of one of its authorized officers, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. No Coupon shall be entitled to the benefits of this Indenture or shall be valid and obligatory for any purpose until the certificate of authentication on the Security to which such Coupon appertains shall have been duly executed by the Trustee. The execution of such certificate by the Trustee upon any Security executed by the Issuer shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Indenture.

                  SECTION 2.07 Denomination and Date of Securities; Payments of Interest. The Securities of each series shall be issuable as Registered Securities or Unregistered Securities in denominations established as contemplated by Section 2.03 or, with respect to the Registered Securities of any series, if not so established, in denominations of $1,000 and any integral multiple thereof. If denominations of Unregistered Securities of any series are not so established, such Securities shall be issuable in denominations of $1,000 and $5,000. The Securities of each series shall be numbered, lettered or otherwise distinguished in such manner or in accordance with such plan as the officers of the Issuer executing the same may determine with the approval of the Trustee, as evidenced by the execution and authentication thereof.

                  Each Registered Security shall be dated the date of its authentication. Each Unregistered Security shall be dated as provided in the resolution or resolutions of the Board of Directors of the Issuer referred to in
Section 2.03. The Securities of each series shall bear interest, if any, from the date, and such interest shall be payable on the dates, established as contemplated by Section 2.03.

                  The person in whose name any Registered Security of any series is registered at the close of business on any record date applicable to a particular series with respect to any interest payment date for such series shall be entitled to receive the interest, if any, payable on such interest payment date notwithstanding any transfer or exchange of such Registered Security subsequent to the record date and prior to such interest payment date, except if and to the extent the Issuer shall default in the payment of the interest due on such interest payment date for such series, in which case such defaulted interest shall be paid to the persons in whose names Outstanding Registered Securities for such series are registered at the close of business on a subsequent record date (which shall be not less than five Business Days prior to the date of payment of such defaulted interest) established by notice given by mail by or on behalf of the Issuer to the Holders of Registered Securities not less than 15 days preceding such subsequent record date. The term "RECORD DATE" as used with respect to any interest payment date (except a date for payment of defaulted interest) for the Securities of any series shall mean the date specified as such in the terms of the Registered Securities of such series established as contemplated by Section 2.03, or, if no such date is so established, if such interest payment date is the first day of a calendar month, the fifteenth day of the next preceding calendar month or, if such interest payment date is the fifteenth day of a calendar month, the first day of such calendar month, whether or not such record date is a Business Day.

                  SECTION 2.08 Registration, Transfer and Exchange. The Issuer will keep at each office or agency to be maintained for the purpose as provided in Section 3.02 for each series of Securities a register or registers in which, subject to such reasonable regulations as it may prescribe, it will provide for the registration of Registered Securities of such series and the registration of transfer of Registered Securities of such series. Such register shall be in written form in the English language or in any other form capable of being converted into such form within a reasonable time. At all reasonable times such register or registers shall be open for inspection by the Trustee.

                  Upon due presentation for registration of transfer of any Registered Security of any series at any such office or agency to be maintained for the purpose as provided in Section 3.02, the Issuer shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Registered Security or Registered Securities of the same series, maturity date, interest rate and original issue date in authorized denominations for a like aggregate principal amount.

                  Unregistered Securities (except for any temporary global Unregistered Securities) and Coupons (except for Coupons attached to any temporary global Unregistered Securities) shall be transferable by delivery.

                  At the option of the Holder thereof, Registered Securities of any series (other than a Registered Global Security, except as set forth below) may be exchanged for a Registered Security or Registered Securities of such series having authorized denominations and an equal aggregate principal amount, upon surrender of such Registered Securities to be exchanged at the agency of the Issuer that shall be maintained for such purpose in accordance with Section
3.02 and upon payment, if the Issuer shall so require, of the charges hereinafter provided. If the Securities of any series are issued in both registered and unregistered form, except as otherwise specified pursuant to
Section 2.03, at the option of the Holder thereof, Unregistered Securities of any series may be exchanged for Registered Securities of such series having authorized denominations and an equal aggregate principal amount, upon surrender of such Unregistered Securities to be exchanged at the agency of the Issuer that shall be maintained for such purpose in accordance with Section 3.02, with, in the case of Unregistered Securities that have Coupons attached, all unmatured Coupons and all matured Coupons in default thereto appertaining, and upon payment, if the Issuer shall so require, of the charges hereinafter provided. At the option of the Holder thereof, if Unregistered Securities of any series, maturity date, interest rate and original issue date are issued in more than one authorized denomination, except as otherwise specified pursuant to Section 2.03, such Unregistered Securities may be exchanged for Unregistered Securities of such series having authorized denominations and an equal aggregate principal amount, upon surrender of such Unregistered Securities to be exchanged at the agency of the Issuer that shall be maintained for such purpose in accordance with Section 3.02 or as specified pursuant to Section 2.03, with, in the case of Unregistered Securities that have Coupons attached, all unmatured Coupons and all matured Coupons in default thereto appertaining, and upon payment, if the Issuer shall so require, of the charges hereinafter provided. Unless otherwise specified pursuant to Section 2.03, Registered Securities of any series may not be exchanged for Unregistered Securities of such series. Whenever any Securities are so surrendered for exchange, the Issuer shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive. All Securities and Coupons surrendered upon any exchange or transfer provided for in this Indenture shall be promptly cancelled and disposed of by the Trustee and the Trustee will deliver a certificate of disposition thereof to the Issuer.

                  All Registered Securities presented for registration of transfer, exchange, redemption or payment shall (if so required by the Issuer or the Trustee) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Issuer and the Trustee duly executed by the Holder or his attorney duly authorized in writing.

                  The Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any exchange or registration of transfer of Securities. No service charge shall be made for any such transaction.

                  The Issuer shall not be required to exchange or register a transfer of (a) any Securities of any series for a period of 15 days next preceding the first mailing of notice of redemption of Securities of such series to be redeemed or (b) any Securities selected, called or being called for redemption, in whole or in part, except, in the case of any Security to be redeemed in part, the portion thereof not so to be redeemed.

                  Notwithstanding any other provision of this Section 2.08, unless and until it is exchanged in whole or in part for Securities in definitive registered form, a Registered Global Security representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

                  If at any time the Depositary for any Registered Securities of a series represented by one or more Registered Global Securities notifies the Issuer that it is unwilling or unable to continue as Depositary for such Registered Securities or if at any time the Depositary for such Registered Securities shall no longer be eligible under Section 2.04, the Issuer shall appoint a successor Depositary eligible under Section 2.04 with respect to such Registered Securities. If a successor Depositary eligible under Section 2.04 for such Registered Securities is not appointed by the Issuer within 90 days after the Issuer receives such notice or becomes aware of such ineligibility, the Issuer's election pursuant to Section 2.03 that such Registered Securities be represented by one or more Registered Global Securities shall no longer be effective and the Issuer will execute, and the Trustee, upon receipt of an Officer's Certificate for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, Securities of such series in definitive registered form without coupons, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Registered Global Security or Securities representing such Registered Securities in exchange for such Registered Global Security or Securities.

                  The Issuer may at any time and in its sole discretion determine that the Registered Securities of any series issued in the form of one or more Registered Global Securities shall no longer be represented by a Registered Global Security or Securities. In such event the Issuer will execute, and the Trustee, upon receipt of an Officer's Certificate for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, Securities of such series in definitive registered form without coupons, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Registered Global Security or Securities representing such Registered Securities, in exchange for such Registered Global Security or Securities.

                  If specified by the Issuer pursuant to Section 2.03 with respect to Securities represented by a Registered Global Security, the Depositary for such Registered Global Security may surrender such Registered Global Security in exchange in whole or in part for Securities of the same series in definitive registered form on such terms as are acceptable to the Issuer and such Depositary. Thereupon, the Issuer shall execute, and the Trustee shall authenticate and deliver, without service charge,

                  (a) to the Person specified by such Depositary a new Registered Security or Securities of the same series, of any authorized denominations as requested by such Person, in an aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Registered Global Security; and

                  (b) to such Depositary a new Registered Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Registered Global Security and the aggregate principal amount of Registered Securities authenticated and delivered pursuant to clause (a) above.

                  Upon the exchange of a Registered Global Security for Securities in definitive registered form without coupons, in authorized denominations, such Registered Global Security shall be cancelled by the Trustee or an agent of the Issuer or the Trustee. Securities in definitive registered form without coupons issued in exchange for a Registered Global Security pursuant to this Section 2.08 shall be registered in such names and in such authorized denominations as the Depositary for such Registered Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee or an agent of the Issuer or the Trustee. The Trustee or such agent shall deliver such Securities to or as directed by the Persons in whose names such Securities are so registered.

                  All Securities issued upon any transfer or exchange of Securities shall be valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such transfer or exchange.

                  Notwithstanding anything herein or in the terms of any series of Securities to the contrary, none of the Issuer, the Trustee or any agent of the Issuer or the Trustee (any of which, other than the Issuer, shall rely on an Officer's Certificate and an Opinion of Counsel) shall be required to exchange any Unregistered Security for a Registered Security if such exchange would result in adverse Federal income tax consequences to the Issuer (such as, for example, the inability of the Issuer to deduct from its income, as computed for Federal income tax purposes, the interest payable on the Unregistered Securities) under then applicable United States Federal income tax laws.

                  SECTION 2.09 Mutilated, Defaced, Destroyed, Lost and Stolen Securities. In case any temporary or definitive Security or any Coupon appertaining to any Security shall become mutilated, defaced or be destroyed, lost or stolen, the Issuer in its discretion may execute, and upon the written request of any officer of the Issuer, the Trustee shall authenticate and deliver a new Security of the same series, maturity date, interest rate and original issue date, bearing a number or other distinguishing symbol not contemporaneously outstanding, in exchange and substitution for the mutilated or defaced Security, or in lieu of and in substitution for the Security so destroyed, lost or stolen with Coupons corresponding to the Coupons appertaining to the Securities so mutilated, defaced, destroyed, lost or stolen, or in exchange or substitution for the Security to which such mutilated, defaced, destroyed, lost or stolen Coupon appertained, with Coupons appertaining thereto corresponding to the Coupons so mutilated, defaced, destroyed, lost or stolen. In every case the applicant for a substitute Security or Coupon shall furnish to the Issuer and to the Trustee and any agent of the Issuer or the Trustee such security or indemnity as may be required by them to indemnify and defend and to save each of them harmless and, in every case of destruction, loss or theft, evidence to their satisfaction of the destruction, loss or theft of such Security or Coupon and of the ownership thereof and in the case of mutilation or defacement shall surrender the Security and related Coupons to the Trustee or such agent.

                  Upon the issuance of any substitute Security or Coupon, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee or its agent) connected therewith. In case any Security or Coupon which has matured or is about to mature or has been called for redemption in full shall become mutilated or defaced or be destroyed, lost or stolen, the Issuer may instead of issuing a substitute Security, pay or authorize the payment of the same or the relevant Coupon (without surrender thereof except in the case of a mutilated or defaced Security or Coupon), if the applicant for such payment shall furnish to the Issuer and to the Trustee and any agent of the Issuer or the Trustee such security or indemnity as any of them may require to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Issuer and the Trustee and any agent of the Issuer or the Trustee evidence to their satisfaction of the destruction, loss or theft of such Security or Coupon and of the ownership thereof.

                  Every substitute Security or Coupon of any series issued pursuant to the provisions of this Section by virtue of the fact that any such Security or Coupon is destroyed, lost or stolen shall constitute an additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Security or Coupon shall be at any time enforceable by anyone and shall be entitled to all the benefits of (but shall be subject to all the limitations of rights set forth in) this Indenture equally and proportionately with any and all other Securities or Coupons of such series duly authenticated and delivered hereunder. All Securities and Coupons shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, defaced or destroyed, lost or stolen Securities and Coupons and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

                  SECTION 2.10 Cancellation of Securities; Destruction Thereof. All Securities and Coupons surrendered for payment, redemption, registration of transfer or exchange, or for credit against any payment in respect of a sinking or analogous fund, if surrendered to the Issuer or any agent of the Issuer or the Trustee or any agent of the Trustee, shall be delivered to the Trustee or its agent for cancellation or, if surrendered to the Trustee, shall be cancelled by it; and no Securities or Coupons shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee or its agent shall return such cancelled Securities and Coupons held by it to the Issuer. If the Issuer or its agent shall acquire any of the Securities or Coupons, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities or Coupons unless and until the same are delivered to the Trustee or its agent for cancellation.

                  SECTION 2.11 Temporary Securities. Pending the preparation of definitive Securities for any series, the Issuer may execute and the Trustee shall authenticate and deliver temporary Securities for such series (printed, lithographed, typewritten or otherwise reproduced, in each case in form satisfactory to the Trustee). Temporary Securities of any series shall be issuable as Registered Securities without coupons, or as Unregistered Securities with or without coupons attached thereto, of any authorized denomination, and substantially in the form of the definitive Securities of such series but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Issuer with the concurrence of the Trustee as evidenced by the execution and authentication thereof. Temporary Securities may contain such references to any provisions of this Indenture as may be appropriate. Every temporary Security shall be executed by the Issuer and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities. Without unreasonable delay the Issuer shall execute and shall furnish definitive Securities of such series and thereupon temporary Registered Securities of such series may be surrendered in exchange therefor without charge at each office or agency to be maintained by the Issuer for that purpose pursuant to Section 3.02 and, in the case of Unregistered Securities, at any agency maintained by the Issuer for such purpose as specified pursuant to Section 2.03, and the Trustee shall authenticate and deliver in exchange for such temporary Securities of such series an equal aggregate principal amount of definitive Securities of the same series having authorized denominations and, in the case of Unregistered Securities, having attached thereto any appropriate Coupons. Until so exchanged, the temporary Securities of any series shall be entitled to the same benefits under this Indenture as definitive Securities of such series, unless otherwise established pursuant to Section 2.03. The provisions of this Section are subject to any restrictions or limitations on the issue and delivery of temporary Unregistered Securities of any series that may be established pursuant to
Section 2.03 (including any provision that Unregistered Securities of such series initially be issued in the form of a single global Unregistered Security to be delivered to a depositary or agency located outside the United States and the procedures pursuant to which definitive or global Unregistered Securities of such series would be issued in exchange for such temporary global Unregistered Security).

                                   ARTICLE 3

                             COVENANTS OF THE ISSUER

                  SECTION 3.01 Payment of Principal and Interest. The Issuer covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay or cause to be paid the principal of, interest on, and Additional Amounts with respect to each of the Securities of such series (together with any additional amounts payable pursuant to the terms of such Securities) at the place or places, at the respective times and in the manner provided in such Securities and in the Coupons, if any, appertaining thereto and in this Indenture. The interest on Securities with Coupons attached (together with any additional amounts payable pursuant to the terms of such Securities) shall be payable only upon presentation and surrender of the several Coupons for such interest installments as are evidenced thereby as they severally mature. If any temporary Unregistered Security provides that interest thereon may be paid while such Security is in temporary form, the interest on any such temporary Unregistered Security (together with any additional amounts payable pursuant to the terms of such Security) shall be paid, as to the installments of interest evidenced by Coupons attached thereto, if any, only upon presentation and surrender thereof, and, as to the other installments of interest, if any, only upon presentation of such Securities for notation thereon of the payment of such interest, in each case subject to any restrictions that may be established pursuant to Section 2.03. The interest on Registered Securities (together with any additional amounts payable pursuant to the terms of such Securities) shall be payable only to or upon the written order of the Holders thereof and, at the option of the Issuer, may be paid by wire transfer or by mailing checks for such interest payable to or upon the written order of such Holders at their last addresses as they appear on the registry books of the Issuer; provided, however, that, if the Securities of such series are held by PXRE Capital Trust or a trustee of such trust and a holder of a Capital Security of such trust brings a successful Direct Action with respect to any interest payable on such Securities, such interest will be payable directly to such holder. In such event, the Issuer will have the right to set-off such payment to such holder against its obligation to pay interest on such Securities to such PXRE Capital Trust.

                  SECTION 3.02 Offices for Payments, etc. So long as any Registered Securities are authorized for issuance pursuant to this Indenture or are outstanding hereunder, the Issuer will maintain in Wilmington, Delaware, an office or agency where the Registered Securities of each series may be presented for payment, where the Securities of each series may be presented for exchange as is provided in this Indenture and, if applicable, pursuant to Section 2.03 and where the Registered Securities of each series may be presented for registration of transfer as in this Indenture provided.

                  The Issuer will maintain one or more offices or agencies in a city or cities located outside the United States (including any city in which such an agency is required to be maintained under the rules of any stock exchange on which the Securities of such series are listed) where the Unregistered Securities, if any, of each series and Coupons, if any, appertaining thereto may be presented for payment. No payment on any Unregistered Security or Coupon will be made upon presentation of such Unregistered Security or Coupon at an agency of the Issuer within the United States nor will any payment be made by transfer to an account in, or by mail to an address in, the United States unless pursuant to applicable United States laws and regulations then in effect such payment can be made without adverse tax consequences to the Issuer. Notwithstanding the foregoing, payments in Dollars of Unregistered Securities of any series and Coupons appertaining thereto which are payable in Dollars may be made at an agency of the Issuer maintained in Wilmington, Delaware or New York, New York if such payment in Dollars at each agency maintained by the Issuer outside the United States for payment on such Unregistered Securities is illegal or effectively precluded by exchange controls or other similar restrictions.

                  The Issuer will maintain in Wilmington, Delaware or New York, New York, an office or agency where notices and demands to or upon the Issuer in respect of the Securities of any series, the Coupons appertaining thereto or this Indenture may be served.

                  The Issuer will give to the Trustee written notice of the location of each such office or agency and of any change of location thereof. In case the Issuer shall fail to maintain any agency required by this Section to be located in Wilmington, Delaware or New York, New York, or shall fail to give such notice of the location or of any change in the location of any of the above agencies, presentations and demands may be made and notices may be served at the Corporate Trust Office of the Trustee.

                  The Issuer may from time to time designate one or more additional offices or agencies where the Securities of a series and any Coupons appertaining thereto may be presented for payment, where the Securities of that series may be presented for exchange as provided in this Indenture and pursuant to Section 2.03 and where the Registered Securities of that series may be presented for registration of transfer as in this Indenture provided, and the Issuer may from time to time rescind any such designation, as the Issuer may deem desirable or expedient; provided, however, that no such designation or rescission shall in any manner relieve the Issuer of its obligation to maintain the agencies provided for in this Section. The Issuer will give to the Trustee prompt written notice of any such designation or rescission thereof.

                  SECTION 3.03 Appointment to Fill a Vacancy in Office of Trustee. The Issuer, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 6.10, a Trustee, so that there shall at all times be a Trustee with respect to each series of Securities hereunder.

                  SECTION 3.04 Paying Agents. Whenever the Issuer shall appoint a paying agent other than the Trustee with respect to the Securities of any series, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section,

                  (a) that it will hold all sums received by it as such agent for the payment of the principal of or interest on the Securities of such series (whether such sums have been paid to it by the Issuer or by any other obligor on the Securities of such series) in trust for the benefit of the Holders of the Securities of such series, or Coupons appertaining thereto, if any, or of the Trustee,

                  (b) that it will give the Trustee notice of any failure by the Issuer (or by any other obligor on the Securities of such series) to make any payment of the principal of or interest on the Securities of such series when the same shall be due and payable, and

                  (c) that it will pay any such sums so held in trust by it to the Trustee upon the Trustee's written request at any time during the continuance of the failure referred to in clause (b) above.

                  The Issuer will, on or prior to each due date of the principal of or interest on or any Additional Amounts with respect to the Securities of such series, deposit with the paying agent a sum sufficient to pay such principal or interest or any Additional Amounts so becoming due, and (unless such paying agent is the Trustee) the Issuer will promptly notify the Trustee of any failure to take such action.

                  If the Issuer shall act as its own paying agent with respect to the Securities of any series, it will, on or before each due date of the principal of or interest on or any Additional Amounts with respect to the Securities of such series, set aside, segregate and hold in trust for the benefit of the Holders of the Securities of such series or the Coupons appertaining thereto a sum sufficient to pay such principal or interest so becoming due. The Issuer will promptly notify the Trustee of any failure to take such action.

                  Anything in this Section to the contrary notwithstanding, but subject to Section 10.01 and to the terms of any series of Securities, the Issuer may at any time, for the purpose of obtaining a satisfaction and discharge with respect to one or more or all series of Securities hereunder, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust for any such series by the Issuer or any paying agent hereunder, as required by this Section, such sums to be held by the Trustee upon the trusts herein contained.

                  Anything in this Section to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section is subject to the provisions of Sections 10.03 and 11.04.

                  SECTION 3.05 Written Statement to Trustee. The Issuer will furnish to the Trustee on or before March 31 in each year (beginning with March 31, 1999) a brief certificate (which need not comply with Section 11.05) from the principal executive, financial or accounting officer of the Issuer stating that in the course of the performance by the signer of his duties as an officer of the Issuer he would normally have knowledge of any default or non-compliance by the Issuer in the performance of any covenants or conditions contained in this Indenture, stating whether or not he has knowledge of any such default or non-compliance and, if so, specifying each such default or non-compliance of which the signer has knowledge and the nature thereof.

                  SECTION 3.06 Additional Amounts. All payments of principal and interest and any other amounts on, or in respect of, the Securities of any series shall be made without withholding or deduction at source for, or on account of, any present or future taxes, fees, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of Bermuda or any other jurisdiction in which the Company is organized or resident for tax purposes (each, a "taxing jurisdiction") or any political subdivision or taxing authority thereof or therein, unless such taxes, fees, duties, assessments or governmental charges are required to be withheld or deducted by
(i) the laws (or any regulations or ruling promulgated thereunder) of a taxing jurisdiction or any political subdivision or taxing authority thereof or therein or (ii) an official position regarding the application, administration, interpretation or enforcement of any such laws, regulations or rulings (including a holding by a court of competent jurisdiction or by a taxing authority in a taxing jurisdiction or any political subdivision thereof). If any withholding or deduction at source is required, the Company shall, subject to the limitations and exceptions set forth below, pay to the Holder of any such Security such additional amounts as may be necessary so that every net payment of principal and interest or any other amount made to such Holder, after such withholding or deduction, shall not be less than the amount provided for in such Security and this Indenture to be then due and payable (the "Additional Amounts"); provided, that the Company shall not be required to make payment of such Additional Amounts for or on account of: (i) any tax, fee, duty, assessment or governmental charge of whatever nature that would not have been imposed but for the fact that such Holder or the beneficial owner of such Security (other than a Trust): (A) was a resident, domiciliary or national of, or engaged in business or maintained a permanent establishment or was physically present in, the relevant taxing jurisdiction or any political subdivision thereof or therein or otherwise had some connection with the relevant taxing jurisdiction or any political subdivision thereof or therein other than by reason of the mere ownership of, or receipt of payment under, such Security; (B) presented such Security for payment in the relevant taxing jurisdiction or any political subdivision thereof or therein, unless such Security could not have been presented for payment elsewhere; or (C) presented such Security more than 30 days after the date on which the payment in respect of such Security first became due and payable, except to the extent that the Holder or beneficial owner would have been entitled to such Additional Amounts if it had presented such Security for payment on any day within such period of 30 days; (ii) any estate, inheritance, gift, sale, transfer, personal property or similar tax, fee, duty, assessment or other governmental charge; or (iii) any tax, fee, duty, assessment or other governmental charge that is imposed or withheld by reason of the failure by the Holder or the beneficial owner of such Security (other than a Trust) to comply, within 90 days, with any reasonable request by the Company addressed to the Holder of such beneficial owner (A) to provide information concerning the nationality, residence or identity of the Holder or such beneficial owner or (B) to make any declaration or other similar claim or satisfy any information or reporting requirement, which in the case of (A) or
(B), is required or imposed by statute, treaty, regulation or administrative practice of the relevant taxing jurisdiction or any political subdivision thereof or therein as a precondition to exemption from all or part of such tax, fee, duty, assessment or other governmental charge; nor shall Additional Amounts be paid with respect to any payment or the principal and interest or any other amounts on, any such Security to any Holder where the beneficial owner of such Security is a fiduciary or partnership to the extent such payment would be required by the laws of the relevant taxing jurisdiction (or any political subdivision or relevant taxing authority thereof or therein) to be included in the income for tax purposes of a beneficiary with respect to such fiduciary or partner of such partnership that would not have been entitled to such Additional Amounts had it been the Holder of the Security.

         Whenever in this Indenture there is mentioned, in any context, the payment of the principal of or interest on or any other amounts on, or in respect of, any Security of any series for the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of Additional Amounts provided by the terms of such series established hereby or pursuant hereto the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to such terms, and express mention of the payment of Additional Amounts (if applicable) in any provision hereof shall not be construed as excluding the payment of Additional Amounts in those provisions hereof where such express mention is not made.

         Except as otherwise provided in or pursuant to this Indenture or the Securities of the applicable series, at least 10 days prior to the first interest payment date with respect to a series of Securities (or if the Securities of such series shall not bear interest prior to maturity, the first day on which a payment of principal is made), and at least 10 days prior to each date of payment of principal or interest if there has been any change with respect to the matters set forth in the below-mentioned Officer's Certificate, the Company shall furnish to the Trustee and the principal Paying Agent or Paying Agents, if other than the Trustee, an Officer's Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal or interest or any other amounts on the Securities of such series shall be made to Holders of Securities of such series without withholding for or on account of any tax, fee, duty, assessment or other governmental charge described in this Section. If any such withholding shall be required, then such Officer's Certificate shall specify by jurisdiction in which the Holders are resident for tax purposes the amount, if any, required to be withheld on such payments to such Holders of Securities, and the Company agrees to pay to the Trustee or such Paying Agent the Additional Amounts required by this Section. The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officer's Certificate furnished pursuant to this Section.

                  SECTION 3.07 Luxembourg Publications. In the event of the publication of any notice pursuant to Sections 5.11, 6.08, 6.10(a), 6.11, 8.02, 10.04, 12.02 or 12.05, the party making such publication in the Borough of Manhattan, The City of New York and London shall also, to the extent that notice is required to be given to Holders of Securities of any series by applicable Luxembourg law or stock exchange regulation, as evidenced by an Officer's Certificate delivered to such party, make a similar publication in Luxembourg.

                                   ARTICLE 4

         SECURITYHOLDERS LISTS AND REPORTS BY THE ISSUER AND THE TRUSTEE

                  SECTION 4.01 Issuer to Furnish Trustee Information as to Names and Addresses of Securityholders. If and so long as the Trustee shall not be the Security registrar for the Securities of any series, the Issuer and any other obligor on the Securities will furnish or cause to be furnished to the Trustee a list in such form as the Trustee may reasonably require of the names and addresses of the Holders of the Registered Securities of such series pursuant to
Section 312 of the Trust Indenture Act of 1939 (a) semi-annually not more than 15 days after each record date for the payment of interest on such Registered Securities, as hereinabove specified, as of such record date and on dates to be determined pursuant to Section 2.03 for non-interest bearing Registered Securities in each year, and (b) at such other times as the Trustee may request in writing, within thirty days after receipt by the Issuer of any such request as of a date not more than 15 days prior to the time such information is furnished.

                  SECTION 4.02 Preservation and Disclosure of Securityholders Lists. [This Section intentionally left blank.]

                  SECTION 4.03 Reports by the Issuer. The Issuer covenants to file with the Trustee, within 15 days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents, and other reports that the Issuer may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 or pursuant to Section 314 of the Trust Indenture Act of 1939.

                  SECTION 4.04 Reports by the Trustee. Any Trustee's report required under Section 313(a) of the Trust Indenture Act of 1939 shall be transmitted on or before ____ in each year beginning ______, 20__, as provided in Section 313(c) of the Trust Indenture Act of 1939, so long as any Securities are Outstanding hereunder, and shall be dated as of a date convenient to the Trustee no more than 60 days prior thereto.

                                    ARTICLE 5

       REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS IN THE EVENT OF DEFAULT

                  SECTION 5.01 Event of Default Defined; Acceleration of Maturity; Waiver of Default. "EVENT OF DEFAULT" with respect to Securities of any series wherever used herein, means each one of the following events which shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (a) default in the payment of any installment of interest upon or any Additional Amounts with respect to any of the Securities of such series as and when the same shall become due and payable, and continuance of such default for a period of 30 days; provided, however, that a valid extension of an interest payment period by the Issuer in accordance with the terms of Securities of a series issued hereunder shall not constitute a default in the payment of interest for this purpose; or

                  (b) default in the payment of all or any part of the principal on any of the Securities of such series as and when the same shall become due and payable either at maturity, upon any redemption, by declaration or otherwise; or

                  (c) failure on the part of the Issuer duly to observe or perform any other of the covenants or agreements on the part of the Issuer in the Securities of such series (other than a covenant or warranty in respect of the Securities of such series a default in the performance or breach of which is elsewhere in this Section specifically dealt with) or in this Indenture and continued for a period of 60 days after the date on which written notice specifying such failure, stating that such notice is a "NOTICE OF DEFAULT" hereunder and demanding that the Issuer remedy the same, shall have been given by registered or certified mail, return receipt requested, to the Issuer by the Trustee, or to the Issuer and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of all series affected thereby and, if the Securities of such series are held by PXRE Capital Trust or a trustee of such trust and should the Trustee or such Holders of the Outstanding Securities fail to give such notice, the holders of at least 25% in aggregate liquidation amount of the outstanding Capital Securities of such trust shall have the right to give such notice; or

                  (d) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Issuer in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Issuer or for any substantial part of its property or ordering the winding up or liquidation of its affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

                  (e) the Issuer shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Issuer or for any substantial part of its property, or make any general assignment for the benefit of creditors; or

                  (f) failure by the Issuer to make any payment at maturity, including any applicable grace period, in respect of indebtedness, which term as used herein means obligations (other than the Securities of such series or non-recourse obligations) of, or guaranteed or assumed by, the Issuer for borrowed money or evidenced by bonds, debentures, notes or other similar instruments ("INDEBTEDNESS") in an amount in excess of $10,000,000 or the equivalent thereof in any other currency or composite currency and such failure shall have continued for a period of thirty days after written notice thereof shall have been given by registered or certified mail, return receipt requested, to the Issuer by the Trustee, or to the Issuer and the Trustee by the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities (treated as one class) and, if the Securities of such series are held by PXRE Capital Trust or a trustee of such trust and should the Trustee or such Holders of the Outstanding Securities fail to give such notice, the holders of at least 25% in aggregate liquidation amount of the outstanding Capital Securities of such trust shall have the right to give such notice; or

                  (g) a default with respect to any Indebtedness, which default results in the acceleration of Indebtedness in an amount in excess of $10,000,000 or the equivalent thereof in any other currency or composite currency without such Indebtedness having been discharged or such acceleration having been cured, waived, rescinded or annulled for a period of thirty days after written notice thereof shall have been given by registered or certified mail, return receipt requested, to the Issuer by the Trustee, or to the Issuer and the Trustee by the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities (treated as one class) and, if the Securities of such series are held by PXRE Capital Trust or a trustee of such trust and should the Trustee or such Holders of the Outstanding Securities fail to give such notice, the holders of at least 25% in aggregate liquidation amount of the outstanding Capital Securities of such trust shall have such right; or

                  (h) any other Event of Default provided in the supplemental indenture under which such series of Securities is issued or in the form of Security for such series;

provided that if any such failure, default or acceleration referred to in clauses (f) or (g) above shall cease or be cured, waived, rescinded or annulled, then the Event of Default hereunder by reason thereof shall be deemed likewise to have been thereupon cured.

                  If an Event of Default described in clauses (a), (b), (c) or
(h) (if the Event of Default under clause (c) or (h), as the case may be, is with respect to less than all series of Securities then Outstanding) occurs and is continuing, then, and in each and every such case, except for any series of Securities the principal of which shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities of each such affected series then Outstanding hereunder (voting as a single class) or, if the Securities of such series are held by PXRE Capital Trust or a trustee of such trust and should the Trustee or such Holders of the Outstanding Securities fail to make the declaration referred to below, the holders of at least 25% in aggregate liquidation amount of the outstanding Capital Securities of such trust (voting as a separate class), by notice in writing to the Issuer (and to the Trustee if given by Securityholders or the holders of Capital Securities), may declare the entire principal (or, if the Securities of any such affected series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) of all Securities of all such affected series or of such series held by PXRE Capital Trust, as the case may be, and the interest accrued thereon, if any, and any Additional Amounts with respect thereto, to be due and payable immediately, and upon any such declaration, the same shall become immediately due and payable. If an Event of Default described in clause (c) or (h) (if the Event of Default under clause (c) or (h), as the case may be, is with respect to all series of Securities then Outstanding), (d), (e), (f) or (g) occurs and is continuing, then and in each and every such case, unless the principal of all the Securities shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of all the Securities then Outstanding hereunder (treated as one class), or, if the Securities of any such series are held by PXRE Capital Trust or a trustee of such trust and should the Trustee or such Holders of the Outstanding Securities fail to make the declaration referred to below, the Holders of at least 25% in aggregate liquidation amount of the outstanding Capital Securities of such trust (treated as a separate class), by notice in writing to the Issuer (and to the Trustee if given by Securityholders or the holders of Capital Securities), may declare the entire principal (or, if any Securities are Original Issue Discount Securities, such portion of the principal as may be specified in the terms thereof) of all the Securities then Outstanding or of such series held by PXRE Capital Trust, as the case may be, and interest accrued thereon, if any, and any Additional Amounts with respect thereto, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable.

                  The foregoing provisions, however, are subject to the condition that if, at any time after the principal (or, if the Securities are Original Issue Discount Securities, such portion of the principal as may be specified in the terms thereof) of the Securities of any series (or of all the Securities, as the case may be) shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Issuer shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all the Securities of each such series (or of all the Securities, as the case may be) and the principal of any and all Securities of each such series (or of all the Securities, as the case may be) which shall have become due otherwise than by acceleration (with interest upon such principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest, at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of such series (or at the respective rates of interest or Yields to Maturity of all the Securities, as the case may be) to the date of such payment or deposit) and Additional Amounts with respect thereto and such amount as shall be sufficient to cover reasonable compensation to the Trustee and each predecessor Trustee, its agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith, and if any and all Events of Default under the Indenture, other than the non-payment of the principal of Securities which shall have become due by acceleration, shall have been cured, waived or otherwise remedied as provided herein -- then and in every such case the Holders of a majority in aggregate principal amount of all the Securities of each such series or of all the Securities then Outstanding, in each case voting as a single class (except that each such series of Securities held by PXRE Capital Trust shall vote as a separate class), by written notice to the Issuer and to the Trustee, may waive all defaults with respect to each such series (or with respect to all the Securities, as the case may be) and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon; provided however, that if the Securities of such series are held by PXRE Capital Trust or a trustee of such trust, (i) such waiver or rescission and annulment shall not be effective until the holders of a majority in aggregate liquidation amount of the Capital Securities of such trust shall have consented to such waiver or rescission and annulment and should the Holders of the Securities of such series fail to waive such defaults and rescind and annul such declaration and its consequences, the holders of a majority in aggregate liquidation amount of the Capital Securities of such trust shall have such right.

                  If the Securities of a series are held by PXRE Capital Trust or a trustee of such trust and an Event of Default has occurred and is continuing and such Event of Default is attributable to the failure of the Issuer to pay any amounts payable in respect of such Securities on the date such amounts are otherwise payable, a holder of Capital Securities of such trust may institute a Direct Action. If the Issuer makes any payment to a holder of such Capital Securities as a result of a Direct Action, the Issuer will have the right to set-off any such payment against its obligation to make any corresponding payment to such PXRE Capital Trust on such Securities.

                  For all purposes under this Indenture, if a portion of the principal of any Original Issue Discount Securities shall have been accelerated and declared due and payable pursuant to the provisions hereof, then, from and after such declaration, unless such declaration has been rescinded and annulled, the principal amount of such Original Issue Discount Securities shall be deemed, for all purposes hereunder, to be such portion of the principal thereof as shall be due and payable as a result of such acceleration, and payment of such portion of the principal thereof as shall be due and payable as a result of such acceleration, together with interest, if any, thereon and all other amounts owing thereunder, shall constitute payment in full of such Original Issue Discount Securities.

                  SECTION 5.02 Collection of Indebtedness by Trustee; Trustee May Prove Debt. The Issuer covenants that (a) in case default shall be made in the payment of any installment of interest on and any Additional Amounts with respect to any of the Securities of any series when such interest or Additional Amounts with respect thereto shall have become due and payable, and such default shall have continued for a period of 30 days or (b) in case default shall be made in the payment of all or any part of the principal of any of the Securities of any series when the same shall have become due and payable, whether upon maturity of the Securities of such series or upon any redemption or by declaration or otherwise -- then upon demand of the Trustee, the Issuer will pay to the Trustee for the benefit of the Holders of the Securities of such series the whole amount that then shall have become due and payable on all Securities of such series, and such Coupons, for principal, interest or Additional Amounts with respect thereto, as the case may be (with interest to the date of such payment upon the overdue principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of such series); and in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Trustee and each predecessor Trustee, their respective agents, attorneys and counsel, and any expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of its negligence or bad faith.

                  Until such demand is made by the Trustee, the Issuer may pay the principal of and interest on the Securities of any series to the Holders, whether or not the Securities of such series be overdue.

                  In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Issuer or other obligor upon the Securities and collect in the manner provided by law out of the property of the Issuer or other obligor upon the Securities, wherever situated the moneys adjudged or decreed to be payable.

                  In case there shall be pending proceedings relative to the Issuer or any other obligor upon the Securities under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor, or in case of any other comparable judicial proceedings relative to the Issuer or other obligor upon the Securities, or to the creditors or property of the Issuer or such other obligor, the Trustee, irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

                  (a) to file and prove a claim or claims for the whole amount of principal and interest (or, if the Securities of any series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) owing and unpaid in respect of the Securities of any series, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of negligence or bad faith) and of the Securityholders allowed in any judicial proceedings relative to the Issuer or other obligor upon the Securities, or to the creditors or property of the Issuer or such other obligor,

                  (b) unless prohibited by applicable law and regulations, to vote on behalf of the holders of the Securities of any series in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or person performing similar functions in comparable proceedings, and

                  (c) to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Securityholders and of the Trustee on their behalf; and any trustee, receiver, or liquidator, custodian or other similar official is hereby authorized by each of the Securityholders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to the Securityholders, to pay to the Trustee all amounts due and owing under Section 6.06.

                  Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities of any series or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

                  All rights of action and of asserting claims under this Indenture, or under any of the Securities of any series or Coupons appertaining to such Securities, may be enforced by the Trustee without the possession of any of the Securities of such series or Coupons appertaining to such Securities or the production thereof on any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Trustee, each predecessor Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Securities or Coupons appertaining to such Securities in respect of which such action was taken.

                  In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party), the Trustee shall be held to represent all the Holders of the Securities or Coupons appertaining to such Securities in respect to which such action was taken and it shall not be necessary to make any Holders of such Securities or Coupons appertaining to such Securities parties to any such proceedings.

                  SECTION 5.03 Applications of Proceeds. Any moneys collected by the Trustee pursuant to this Article in respect of any series shall, subject to the subordination provisions hereof, be applied in the following order at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of principal, interest or any Additional Amounts with respect thereto, upon presentation of the several Securities and Coupons appertaining to such Securities in respect of which monies have been collected and stamping (or otherwise noting) thereon the payment, or issuing Securities of such series in reduced principal amounts in exchange for the presented Securities of like series if only partially paid, or upon surrender thereof if fully paid:

                                    FIRST: To the payment of costs and expenses
                  applicable to such series in respect of which monies have been collected and any amounts due and owing to the Trustee under
                  Section 6.06.

                                    SECOND: In case the principal of the
                  Securities of such series in respect of which moneys have been collected shall not have become and be then due and payable, to the payment of interest on the Securities of such series in default in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in such Securities, such payments to be made ratably to the persons entitled thereto, without discrimination or preference;

                                    THIRD: In case the principal of the
                  Securities of such series in respect of which moneys have been collected shall have become and shall be then due and payable, to the payment of the whole amount then owing and unpaid upon all the Securities of such series for principal, interest and any Additional Amounts with respect thereto, with interest upon the overdue principal, and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of such series; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities of such series, then to the payment of such principal, interest and any Additional Amounts with respect thereto or Yield to Maturity, without preference or priority of principal over interest or Yield to Maturity, or of interest or Yield to Maturity over principal, or of any installment of interest over any other installment of interest, or of any Security of such series over any other Security of such series, ratably to the aggregate of such principal and accrued and unpaid interest or Yield to Maturity; and

                                    FOURTH: To the payment of the remainder, if
                  any, to the Issuer or any other person lawfully entitled thereto.

                  SECTION 5.04 Suits for Enforcement. In case an Event of Default has occurred, has not been waived and is continuing, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

                  SECTION 5.05 Restoration of Rights on Abandonment of Proceedings. In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee, then and in every such case the Issuer and the Trustee shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Issuer, the Trustee and the Securityholders and any rights of holders of Capital Securities to institute a Direct Action shall continue as though no such proceedings had been taken.

                  SECTION 5.06 Limitations on Suits by Securityholder. No Holder of any Security of any series or of any Coupon appertaining thereto shall have any right by virtue or by availing of any provision of this Indenture to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Indenture, or for the appointment of a trustee, receiver, liquidator, custodian or other similar official or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of not less than 25% in aggregate principal amount of the Securities of each affected series then Outstanding (treated as a single class) shall have made written request upon the Trustee to institute such action or proceedings in its own name as trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 5.09; it being understood and intended, and being expressly covenanted by the taker and Holder of every Security or Coupon with every other taker and Holder and the Trustee, that no one or more Holders of Securities of any series or Coupons appertaining to such Securities shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other such Holder of Securities or Coupons appertaining to such Securities, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities of the applicable series and Coupons appertaining to such Securities. For the protection and enforcement of the provisions of this Section, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

                  SECTION 5.07 Unconditional Right of Securityholders to Institute Certain Suits. Notwithstanding any other provision in this Indenture and any provision of any Security, the right of any Holder of any Security or Coupon to receive payment of the principal of and interest on or any Additional Amounts with respect to such Security or Coupon on or after the respective due dates expressed in such Security or Coupon, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder; provided however, that if a series of Securities is held by PXRE Capital Trust, the Holder of such Securities shall not give such consent without the consent of each holder of the Capital Securities of such trust. Notwithstanding the foregoing, nothing in this Section shall be deemed to impair the right of any holder of Capital Securities to institute a Direct Action.

                  SECTION 5.08 Powers and Remedies Cumulative; Delay or Omission Not Waiver of Default; Restoration of Rights and Remedies. Except as provided in
Section 5.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities or Coupons or to holders of the Capital Securities is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  No delay or omission of the Trustee or of any Holder of Securities or Coupons or of any holder of Capital Securities to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and, subject to
Section 5.06, every power and remedy given by this Indenture or by law to the Trustee or to the Holders of Securities or Coupons or to holders of Capital Securities may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Holders of Securities or Coupons or by the holders of Capital Securities.

                  If the Trustee, any Holder or any holder of Capital Securities has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee, such Holder or such holder of Capital Securities, then and in every case the Company, the Trustee, the Holders and such holder of Capital Securities shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee, the Holders and the holders of Capital Securities shall continue as though no such proceeding had been instituted.

                  SECTION 5.09 Control by Holders of Securities. The Holders of a majority in aggregate principal amount of the Securities of each series affected (with all such series voting as a single class) at the time Outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to the Securities of such series by this Indenture; provided that such direction shall not be otherwise than in accordance with law and the provisions of this Indenture and provided further that (subject to the provisions of Section 6.01) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors, the executive committee, or a trust committee of directors or Responsible Officers of the Trustee shall determine that the action or proceedings so directed would involve the Trustee in personal liability or if the Trustee in good faith shall so determine that the actions or forebearances specified in or pursuant to such direction would be unduly prejudicial to the interests of Holders of the Securities of all series so affected not joining in the giving of said direction, it being understood that (subject to Section 6.01) the Trustee shall have no duty to ascertain whether or not such actions or forebearances are unduly prejudicial to such Holders.

                  Nothing in this Indenture shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction or directions by Securityholders.

                  SECTION 5.10 Waiver of Past Defaults. Prior to the acceleration of the maturity of any Securities as provided in Section 5.01, the Holders of a majority in aggregate principal amount of the Securities of all series at the time Outstanding with respect to which an Event of Default shall have occurred and be continuing (voting as a single class) may on behalf of the Holders of all such Securities waive any past default or Event of Default described in Section 5.01 and its consequences, except a default in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Security affected; provided, that if the Securities of such series are held by PXRE Capital Trust or a trustee of such trust, such waiver shall not be effective as to such Securities unless the holders of at least a majority in aggregate liquidation amount of the Capital Securities of such trust shall have consented to such waiver; provided further, that if the consent of the Holder of each Outstanding Security of such series is required, such waiver shall not be effective unless each holder of the Capital Securities of such trust shall have consented to such waiver. In the case of any such waiver, the Issuer, the Trustee, the Holders of all such Securities and the holders of any Capital Securities shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                  Upon any such waiver, such default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured, and not to have occurred for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

                  SECTION 5.11 Trustee to Give Notice of Default, But May Withhold in Certain Circumstances. The Trustee shall, within ninety days after the occurrence of a default with respect to the Securities of any series, give notice of all defaults with respect to that series known to the Trustee (a) if any Unregistered Securities of that series are then Outstanding, to the Holders thereof, by publication at least once in an Authorized Newspaper in the Borough of Manhattan, The City of New York and at least once in an Authorized Newspaper in London (and, if required by Section 3.06, at least once in an Authorized Newspaper in Luxembourg) and (b) by mail to all Holders of Registered Securities of such series and to such other Holders of Securities as have, within two years preceding such transmission, filed their names and addresses with the Trustee for that purpose, unless in each case such defaults shall have been cured before the mailing or publication of such notice (the term "DEFAULTS" for the purpose of this Section being hereby defined to mean any event or condition which is, or with notice or lapse of time or both would become, an Event of Default); provided that, except in the case of default in the payment of the principal of or interest on any of the Securities of such series, or in the payment of any sinking fund installment on such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors or trustees and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Securityholders of such series.

                  SECTION 5.12 Right of Court to Require Filing of Undertaking to Pay Costs. All parties to this Indenture agree, and each Holder of any Security or Coupon by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder or group of Securityholders of any series holding in the aggregate more than 10% in aggregate principal amount of the Securities of such series, or, in the case of any suit relating to or arising under clause (c) or (h) of Section 5.01 (if the suit relates to Securities of more than one but less than all series), 10% in aggregate principal amount of Securities then Outstanding and affected thereby, or in the case of any suit relating to or arising under clause (c) or (h) (if the suit under clause (c) or (h) relates to all the Securities then Outstanding), (d), (e), (f) or (g) of Section 5.01, 10% in aggregate principal amount of all Securities then Outstanding, or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of or interest (including any Additional Interest) on any Security on or after the due date expressed in such Security or any date fixed for redemption.

                                   ARTICLE 6

                             CONCERNING THE TRUSTEE

                  SECTION 6.01 Duties and Responsibilities of the Trustee; During Default; Prior to Default. With respect to the Holders of any series of Securities issued hereunder, the Trustee, prior to the occurrence of an Event of Default with respect to the Securities of a particular series and after the curing or waiving of all Events of Default which may have occurred with respect to such series, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default with respect to the Securities of a series has occurred (which has not been cured or waived) the Trustee shall exercise with respect to such series of Securities such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct, except that

                  (a) prior to the occurrence of an Event of Default with respect to the Securities of any series and after the curing or waiving of all such Events of Default with respect to such series which may have occurred:

                      (i) the duties and obligations of the Trustee with respect to the Securities of any series shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                      (ii) in the absence of bad faith on the part of the
                  Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such statements, certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

                  (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders pursuant to Section 5.09 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

                  None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there shall be reasonable ground for believing that the repayment of such funds or adequate indemnity against such liability is not reasonably assured to it.

                  The provisions of this Section 6.01 are in furtherance of and subject to Section 315 of the Trust Indenture Act of 1939.

                  SECTION 6.02 Certain Rights of the Trustee. In furtherance of and subject to the Trust Indenture Act of 1939, and subject to Section 6.01:

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, coupon, security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request, direction, order or demand of the Issuer mentioned herein shall be sufficiently evidenced by an Officer's Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the secretary or an assistant secretary of the Issuer;

                  (c) the Trustee may consult with counsel and any written advice or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in reliance thereon in accordance with such advice or Opinion of Counsel;

                  (d) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred therein or thereby;

                  (e) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture;

                  (f) prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security, or other paper or document unless requested in writing so to do by the Holders of not less than a majority in aggregate principal amount of the Securities of all series affected then Outstanding; provided that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such investigation shall be paid by the Issuer or, if paid by the Trustee or any predecessor Trustee, shall be repaid by the Issuer upon demand; and

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys not regularly in its employ and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by it hereunder.

                  SECTION 6.03 Trustee Not Responsible for Recitals, Disposition of Securities or Application of Proceeds Thereof. The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Indenture or of the Securities or Coupons. The Trustee shall not be accountable for the use or application by the Issuer of any of the Securities or of the proceeds thereof.

                  SECTION 6.04 Trustee and Agents May Hold Securities or Coupons; Collections, etc. The Trustee or any agent of the Issuer or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities or Coupons with the same rights it would have if it were not the Trustee or such agent and may otherwise deal with the Issuer and receive, collect, hold and retain collections from the Issuer with the same rights it would have if it were not the Trustee or such agent.

                  SECTION 6.05 Moneys Held by Trustee. Subject to the provisions of Section 11.04 hereof, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law. Neither the Trustee nor any agent of the Issuer or the Trustee shall be under any liability for interest on any moneys received by it hereunder.

                  SECTION 6.06 Compensation and Indemnification of Trustee and Its Prior Claim. The Issuer covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation as the parties shall agree in writing from time to time (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and the Issuer covenants and agrees to pay or reimburse the Trustee and each predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Issuer also covenants to indemnify the Trustee and each predecessor Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and its duties hereunder, including the costs and expenses of defending itself against or investigating any claim of liability in the premises. The obligations of the Issuer under this Section to compensate and indemnify the Trustee and each predecessor Trustee and to pay or reimburse the Trustee and each predecessor Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. Such additional indebtedness shall be a senior claim to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Securities or Coupons, and the Securities are hereby subordinated to such senior claim.

                  SECTION 6.07 Right of Trustee to Rely on Officer's Certificate, etc. Subject to Sections 6.01 and 6.02, whenever in the administration of the trusts of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officer's Certificate delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.

                  SECTION 6.08 Right of Trustee to Seek Instruction from Court. The Trustee shall have the right at any time to seek instructions concerning the administration of this Indenture from any court of competent jurisdiction.

                  SECTION 6.09 Indentures Not Creating Potential Conflicting Interests for the Trustee. The following indenture is hereby specifically described for the purposes of Section 310(b)(1) of the Trust Indenture Act of 1939: this Indenture with respect to the Securities of any other series.

                  SECTION 6.10 Persons Eligible for Appointment as Trustee. The Trustee for each series of Securities hereunder shall at all times be a corporation organized and doing business under the laws of the United States of America or of any State or the District of Columbia having a combined capital and surplus of at least $5,000,000, and which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by Federal, State or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.10.

                  The provisions of this Section 6.09 are in furtherance of and subject to Section 310(a) of the Trust Indenture Act of 1939.

                  SECTION 6.11 Resignation and Removal; Appointment of Successor Trustee. (a) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign with respect to one or more or all series of Securities by giving written notice of resignation to the Issuer and (i) if any Unregistered Securities of a series affected are then Outstanding, by giving notice of such resignation to the Holders thereof, by publication at least once in an Authorized Newspaper in the Borough of Manhattan, The City of New York, and at least once in an Authorized Newspaper in London (and, if required by Section 3.06, at least once in an Authorized Newspaper in Luxembourg), (ii) if any Unregistered Securities of a series affected are then Outstanding, by mailing notice of such resignation to the Holders thereof who have filed their names and addresses with the Trustee within the two years preceding the notice at such addresses as were so furnished to the Trustee and (iii) by mailing notice of such resignation to the Holders of then Outstanding Registered Securities of each series affected at their addresses as they shall appear on the registry books. Upon receiving such notice of resignation, the Issuer shall promptly appoint a successor trustee or trustees with respect to the applicable series by written instrument in duplicate, executed by authority of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee or trustees. If no successor trustee shall have been so appointed with respect to any series and have accepted appointment within 30 days after the mailing of such notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Securityholder who has been a bona fide Holder of a Security or Securities of the applicable series for at least six months may, subject to the provisions of Section 5.12, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

                  (b) In case at any time any of the following shall occur:

                      (i) the Trustee shall fail to comply with the provisions
                  of Section 310(b) of the Trust Indenture Act of 1939 with respect to any series of Securities after written request therefor by the Issuer or by any Securityholder who has been a bona fide Holder of a Security or Securities of such series for at least six months; or

                      (ii) the Trustee shall cease to be eligible in accordance
                  with the provisions of Section 6.09 and Section 310(a) of the Trust Indenture Act of 1939 and shall fail to resign after written request therefor by the Issuer or by any Securityholder; or

                      (iii) the Trustee shall become incapable of acting with
                  respect to any series of Securities, or shall be adjudged a bankrupt or insolvent, or a receiver or liquidator of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, the Issuer may remove the Trustee with respect to the applicable series of Securities and appoint a successor trustee for such series by written instrument, in duplicate, executed by order of the Board of Directors of the Issuer, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of
Section 315(e) of the Trust Indenture Act of 1939, any Securityholder who has been a bona fide Holder of a Security or Securities of such series for at least six months may on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee with respect to such series. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee. If no successor trustee shall have been so appointed with respect to any series and have accepted appointment within 30 days after the mailing of such notice of removal, the retiring trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Securityholder who has been a bona fide Holder of a Security or Securities of the applicable series for at least six months may, subject to the provisions of Section 5.12, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

                  (c) The Holders of a majority in aggregate principal amount of the Securities of each series at the time outstanding may at any time remove the Trustee with respect to Securities of such series and appoint a successor trustee with respect to the Securities of such series by delivering to the Trustee so removed, to the successor trustee so appointed and to the Issuer the evidence provided for in Section 7.01 of the action in that regard taken by the Securityholders.

                  (d) Any resignation or removal of the Trustee with respect to any series and any appointment of a successor trustee with respect to such series pursuant to any of the provisions of this Section 6.10 shall become effective upon acceptance of appointment by the successor trustee as provided in
Section 6.11.

                  SECTION 6.12 Acceptance of Appointment by Successor Trustee. Any successor trustee appointed as provided in Section 6.10 shall execute and deliver to the Issuer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee with respect to all or any applicable series shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations with respect to such series of its predecessor hereunder, with like effect as if originally named as trustee for such series hereunder; but, nevertheless, on the written request of the Issuer or of the successor trustee, upon payment of its charges then unpaid, the trustee ceasing to act shall, subject to Section 10.04, pay over to the successor trustee all moneys at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor trustee all such rights, powers, duties and obligations. Upon request of any such successor trustee, the Issuer shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a prior claim upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of
Section 6.06.

                  If a successor trustee is appointed with respect to the Securities of one or more (but not all) series, the Issuer, the predecessor Trustee and each successor trustee with respect to the Securities of any applicable series shall execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor Trustee with respect to the Securities of any series as to which the predecessor Trustee is not retiring shall continue to be vested in the predecessor Trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such trustees co-trustees of the same trust and that each such trustee shall be trustee of a trust or trusts under separate indentures.

                  No successor trustee with respect to any series of Securities shall accept appointment as provided in this Section 6.11 unless at the time of such acceptance such successor trustee shall be qualified under Section 310(b) of the Trust Indenture Act of 1939 and eligible under the provisions of Section 6.09.

                  Upon acceptance of appointment by any successor trustee as provided in this Section 6.11, the Issuer shall give notice thereof (a) if any Unregistered Securities of a series affected are then Outstanding, to the Holders thereof, by publication of such notice at least once in an Authorized Newspaper in the Borough of Manhattan, The City of New York and at least once in an Authorized Newspaper in London (and, if required by Section 3.06, at least once in an Authorized Newspaper in Luxembourg), (b) if any Unregistered Securities of a series affected are then Outstanding, to the Holders thereof who have filed their names and addresses with the Trustee within the two years preceding the notice, by mailing such notice to such Holders at such addresses as were so furnished to the Trustee (and the Trustee shall make such information available to the Issuer for such purpose) and (c) to the Holders of Registered Securities of each series affected, by mailing such notice to such Holders at their addresses as they shall appear on the registry books. If the acceptance of appointment is substantially contemporaneous with the resignation, then the notice called for by the preceding sentence may be combined with the notice called for by Section 6.10. If the Issuer fails to give such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be given at the expense of the Issuer.

                  SECTION 6.13 Merger, Conversion, Consolidation or Succession to Business of Trustee. Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such Person shall be qualified under Section 310(b) of the Trust Indenture Act of 1939 and eligible under the provisions of Section 6.09, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                  In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Securities of any series shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee and deliver such Securities so authenticated; and, in case at that time any of the Securities of any series shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificate shall have the full force which it is anywhere in the Securities of such series or in this Indenture provided that the certificate of the Trustee shall have; provided, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities of any series in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

                  SECTION 6.14 Preferential Collection of Claims Against the Issuer. [This Section intentionally left blank.]

                  SECTION 6.15 Appointment of Authenticating Agent. As long as any Securities of a series remain Outstanding, the Trustee may, by an instrument in writing, appoint with the approval of the Issuer an authenticating agent (the "Authenticating Agent") which shall be authorized to act on behalf of the Trustee to authenticate Securities, including Securities issued upon exchange, registration of transfer, partial redemption or pursuant to Section 2.09. Securities of each such series authenticated by such Authenticating Agent shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee. Whenever reference is made in this Indenture to the authentication and delivery of Securities of any series by the Trustee or to the Trustee's Certificate of Authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent for such series and a Certificate of Authentication executed on behalf of the Trustee by such Authenticating Agent. Such Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $5,000,000 (determined as provided in Section
6.09 with respect to the Trustee) and subject to supervision or examination by Federal or State authority.

                  Any corporation into which any Authenticating Agent may be merged or converted, or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent with respect to all series of Securities for which it served as Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating Agent. Any Authenticating Agent may at any time, and if it shall cease to be eligible shall, resign by giving written notice of resignation to the Trustee and to the Issuer.

                  Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.14 with respect to one or more series of Securities, the Trustee shall upon receipt of an Issuer Order appoint a successor Authenticating Agent and the Issuer shall provide notice of such appointment to all Holders of Securities of such series in the manner and to the extent provided in Section 11.04. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent. The Issuer agrees to pay to the Authenticating Agent for such series from time to time reasonable compensation. The Authenticating Agent for the Securities of any series shall have no responsibility or liability for any action taken by it as such at the direction of the Trustee.

                  Sections 6.02, 6.03, 6.04, 6.06, 6.09 and 7.03 shall be
applicable to any Authenticating Agent.

                                   ARTICLE 7

                         CONCERNING THE SECURITYHOLDERS

                  SECTION 7.01 Evidence of Action Taken by Securityholders. Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by a specified percentage in principal amount of the Securityholders of any or all series or holders of Capital Securities interested therein may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such specified percentage of Securityholders or holders of Capital Securities in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Proof of execution of any instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Sections 6.01 and 6.02) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Article.

                  SECTION 7.02 Proof of Execution of Instruments and of Holding of Securities. Subject to Sections 6.01 and 6.02, the execution of any instrument by a Securityholder or, if a series of Securities is held by PXRE Capital Trust, a holder of Capital Securities or, in each case, his agent or proxy may be proved in the following manner:

                  (a) The fact and date of the execution by any Holder or, if a series of Securities is held by PXRE Capital Trust, by any holder of Capital Securities of any instrument may be proved by the certificate of any notary public or other officer of any jurisdiction authorized to take acknowledgments of deeds or administer oaths that the person executing such instruments acknowledged to him the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or other such officer. Where such execution is by or on behalf of any legal entity other than an individual, such certificate or affidavit shall also constitute sufficient proof of the authority of the person executing the same. The fact of the holding by any Holder or, if a series of Securities is held by PXRE Capital Trust, by any holder of Capital Securities of an Unregistered Security of any series, and the identifying number of such Security and the date of his holding the same, may be proved by the production of such Security or by a certificate executed by any trust company, bank, banker or recognized securities dealer wherever situated satisfactory to the Trustee, if such certificate shall be deemed by the Trustee to be satisfactory. Each such certificate shall be dated and shall state that on the date thereof a Security of such series bearing a specified identifying number was deposited with or exhibited to such trust company, bank, banker or recognized securities dealer by the person named in such certificate. Any such certificate may be issued in respect of one or more Unregistered Securities of one or more series specified therein. The holding by the person named in any such certificate of any Unregistered Securities of any series specified therein shall be presumed to continue for a period of one year from the date of such certificate unless at the time of any determination of such holding (i) another certificate bearing a later date issued in respect of the same Securities shall be produced, or (ii) the Security of such series specified in such certificate shall be produced by some other person, or (iii) the Security of such series specified in such certificate shall have ceased to be Outstanding. Subject to Sections 6.01 and 6.02, the fact and date of the execution of any such instrument and the amount and numbers of Securities of any series held by the person so executing such instrument and the amount and numbers of any Security or Securities for such series may also be proven in accordance with such reasonable rules and regulations as may be prescribed by the Trustee for such series or in any other manner which the Trustee for such series may deem sufficient.

                  (b) In the case of Registered Securities, the ownership of such Securities shall be proved by the Security register or by a certificate of the Security registrar.

                  The Issuer may set a record date for purposes of determining the identity of Holders of Registered Securities or, if a series of Securities is held by PXRE Capital Trust, of holders of registered Capital Securities of any series entitled to vote or consent to any action referred to in Section 7.01, which record date may be set at any time or from time to time by notice to the Trustee, for any date or dates (in the case of any adjournment or reconsideration) not more than 60 days nor less than five days prior to the proposed date of such vote or consent, and thereafter, notwithstanding any other provisions hereof, with respect to Registered Securities of any series, only Holders of Registered Securities or, if a series of Securities is held by PXRE Capital Trust, holders of registered Capital Securities of such series of record on such record date shall be entitled to so vote or give such consent or revoke such vote or consent.

                  SECTION 7.03 Holders to Be Treated as Owners. The Issuer, the Trustee and any agent of the Issuer or the Trustee may deem and treat the person in whose name any Security shall be registered upon the Security register for such series as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of and, subject to the provisions of this Indenture, interest on such Security and for all other purposes; and neither the Issuer nor the Trustee nor any agent of the Issuer or the Trustee shall be affected by any notice to the contrary. The Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Holder of any Unregistered Security and the Holder of any Coupon or, if a series of Securities is held by PXRE Capital Trust, the holder of any unregistered Capital Security as the absolute owner of such Unregistered Security or Coupon (whether or not such Unregistered Security or Coupon shall be overdue) for the purpose of receiving payment thereof or on account thereof and for all other purposes and neither the Issuer, the Trustee, nor any agent of the Issuer or the Trustee shall be affected by any notice to the contrary. All such payments so made to any such person, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Unregistered Security or Coupon.

                  Notwithstanding the foregoing, if the Securities of such series are held by PXRE Capital Trust, nothing in this Section 7.03 shall be deemed to impair the right of any holder of Capital Securities to institute a Direct Action or to declare an Event of Default and accelerate the maturity of such series.

                  SECTION 7.04 Securities Owned by Issuer Deemed Not Outstanding. In determining whether the Holders of the requisite aggregate principal amount of Outstanding Securities of any or all series have concurred in any direction, consent or waiver under this Indenture, Securities which are owned by the Issuer or any other obligor on the Securities with respect to which such determination is being made or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or any other obligor on the Securities with respect to which such determination is being made shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver only Securities which the Trustee knows are so owned shall be so disregarded; provided, that, if the Securities of such series are held by PXRE Capital Trust or a trustee of such trust, the provisions of this Section 7.04 shall not apply. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Issuer or any other obligor upon the Securities or any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or any other obligor on the Securities. In case of a dispute as to such right, the advice of counsel shall be full protection in respect of any decision made by the Trustee in accordance with such advice. Upon request of the Trustee, the Issuer shall furnish to the Trustee promptly an Officer's Certificate listing and identifying all Securities, if any, known by the Issuer to be owned or held by or for the account of any of the above-described persons; and, subject to Sections 6.01 and 6.02, the Trustee shall be entitled to accept such Officer's Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are Outstanding for the purpose of any such determination.

                  SECTION 7.05 Right of Revocation of Action Taken. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 7.01, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action, any Holder of a Security or, if any such series is held by PXRE Capital Trust, any holder of a Capital Security the serial number of which is shown by the evidence to be included among the serial numbers of the Securities the Holders of which have consented to such action may, by filing written notice at the Corporate Trust Office and upon proof of holding as provided in this Article, revoke such action so far as concerns such Security. Except as aforesaid any such action taken by the Holder of any Security shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Security and of any Securities issued in exchange or substitution therefor or on registration of transfer thereof, irrespective of whether or not any notation in regard thereto is made upon any such Security. Any action taken by the Holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action shall be conclusively binding upon the Issuer, the Trustee and the Holders of all the Securities affected by such action.

                                   ARTICLE 8

                             SUPPLEMENTAL INDENTURES

                  SECTION 8.01 Supplemental Indentures Without Consent of Securityholders. The Issuer, when authorized by a resolution of its Board of Directors (which resolution may provide general terms or parameters for such action and may provide that the specific terms of such action may be determined in accordance with or pursuant to an Issuer Order), and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

                  (a) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Securities of one or more series any property or assets;

                  (b) to evidence the succession of another corporation to the Issuer, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Issuer pursuant to Article 9;

                  (c) to add to the covenants of the Issuer such further covenants, restrictions, conditions or provisions as the Issuer and the Trustee shall consider to be for the protection of the Holders of Securities or Coupons, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions, conditions or provisions an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, that in respect of any such additional covenant, restriction, condition or provision such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such an Event of Default or may limit the remedies available to the Trustee upon such an Event of Default or may limit the right of the Holders of a majority in aggregate principal amount of the Securities of such series to waive such an Event of Default;

                  (d) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make any other provisions as the Issuer may deem necessary or desirable, provided that no such action shall adversely affect the interests of the Holders of the Securities or Coupons;

                  (e) to establish the forms or terms of Securities of any series or of the Coupons appertaining to such Securities as permitted by Sections 2.01 and 2.03; and

                  (f) to evidence and provide for the acceptance of appointment hereunder by a successor trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Section 6.11.

                  The Trustee is hereby authorized to join with the Issuer in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                  Any supplemental indenture authorized by the provisions of this Section may be executed without the consent of the Holders of any of the Securities at the time outstanding, notwithstanding any of the provisions of
Section 8.02.

                  SECTION 8.02 Supplemental Indentures With Consent of Securityholders. With the consent (evidenced as provided in Article 7) of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of all series affected by such supplemental indenture (voting as one class), the Issuer, when authorized by a resolution of its Board of Directors (which resolution may provide general terms or parameters for such action and may provide that the specific terms of such action may be determined in accordance with or pursuant to an Issuer Order), and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Securities of each such series or of the Coupons appertaining to such Securities; provided, that no such supplemental indenture shall (a) extend the final maturity of any Security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof, or reduce the Additional Amounts payable with respect thereto, or make the principal thereof (including any amount in respect of original issue discount), or interest thereon or any Additional Amounts with respect thereto payable in any coin or currency other than that provided in the Securities and Coupons or in accordance with the terms thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon an acceleration of the maturity thereof pursuant to Section 5.01 or the amount thereof provable in bankruptcy pursuant to Section 5.02, or alter the provisions of Sections 11.11 or 11.12 or impair or affect the right of any Securityholder to institute suit for the payment thereof or, if the Securities provide therefor, any right of repayment at the option of the Securityholder, in each case without the consent of the Holder of each Security so affected, or (b) reduce the aforesaid percentage of Securities of any series, the consent of the Holders of which is required for any such supplemental indenture, without the consent of the Holders of each Security so affected; provided further, that, if the Securities of such series are held by PXRE Capital Trust or a trustee of such trust, so long as any of the Capital Securities of such trust remain outstanding, no such modification may be made that adversely affects the holders of such Capital Securities in any material respect, and no termination of this Indenture may occur, without the prior consent of the holders of at least a majority of the aggregate liquidation amount of the outstanding Capital Securities of such trust unless and until the principal of such Securities and all accrued and unpaid interest thereon have been paid in full, and none of the modifications described in clauses (a) and
(b) above may be made without the prior written consent of all the holders of Capital Securities of such PXRE Trust. In addition, the Issuer may not amend this Indenture to remove the rights of holders of Capital Securities of PXRE Capital Trust to institute a Direct Action without the prior written consent of all the holders of Capital Securities of such trust or to remove the obligation to obtain the consent of such holders of Capital Securities in accordance with this Section, without the consent of the required percentage of holders of the Capital Securities of such Trust.

                  A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of Holders of Securities of such series, or of Coupons appertaining to such Securities, with respect to such covenant or provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series or of the Coupons appertaining to such Securities.

                  Upon the request of the Issuer, accompanied by a copy of a resolution of the Board of Directors (which resolution may provide general terms or parameters for such action and may provide that the specific terms of such action may be determined in accordance with or pursuant to an Issuer Order) certified by the secretary or an assistant secretary of the Issuer authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of the Holders of the Securities as aforesaid and other documents, if any, required by Section 7.01, the Trustee shall join with the Issuer in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

                  It shall not be necessary for the consent of the Securityholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

                  Promptly after the execution by the Issuer and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Trustee shall give notice thereof (a) to the Holders of then Outstanding Registered Securities of each series affected thereby, by mailing a notice thereof by first-class mail to such Holders at their addresses as they shall appear on the Security register, (b) if any Unregistered Securities of a series affected thereby are then Outstanding, to the Holders thereof who have filed their names and addresses with the Trustee within two years preceding such notice, by mailing a notice thereof by first-class mail to such Holders at such addresses as were so furnished to the Trustee and (c) if any Unregistered Securities of a series affected thereby are then Outstanding, to all Holders thereof, by publication of a notice thereof at least once in an Authorized Newspaper in the Borough of Manhattan, The City of New York and at least once in an Authorized Newspaper in London (and, if required by Section 3.06, at least once in an Authorized Newspaper in Luxembourg), and in each case such notice shall set forth in general terms the substance of such supplemental indenture. Any failure of the Issuer to give such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

                  SECTION 8.03 Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Issuer and the Holders of Securities of each series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

                  SECTION 8.04 Documents to Be Given to Trustee. The Trustee, subject to the provisions of Sections 6.01 and 6.02, may receive an Officer's Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this Article 8 complies with the applicable provisions of this Indenture.

                  SECTION 8.05 Notation on Securities in Respect of Supplemental Indentures. Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article may bear a notation in form approved by the Issuer for such series as to any matter provided for by such supplemental indenture or as to any action taken by Securityholders. If the Issuer or the Trustee shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Issuer, authenticated by the Trustee and delivered in exchange for the Securities of such series then Outstanding.

                  SECTION 8.06 Subordination Unimpaired. This Indenture may not be amended to alter the subordination of any of the Outstanding Securities without the written consent of each holder of Senior Indebtedness then outstanding that would be adversely affected thereby.

                                   ARTICLE 9

                    CONSOLIDATION, MERGER, SALE OR CONVEYANCE

                  SECTION 9.01 Covenant Not to Merge, Consolidate, Sell or Convey Property Except Under Certain Conditions. The Issuer covenants that it will not merge or consolidate with any other person or sell, lease or convey all or substantially all of its assets to any other person, unless (a) either the Issuer shall be the continuing corporation, or the successor corporation or the person which acquires by sale, lease or conveyance substantially all the assets of the Issuer (if other than the Issuer) shall be a corporation organized under the laws of the United States of America or any State thereof or the District of Columbia and shall expressly assume the due and punctual payment of the principal of and interest on all and any Additional Amounts with respect to the Securities and Coupons, if any, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed or observed by the Issuer, by supplemental indenture satisfactory to the Trustee, executed and delivered to the Trustee by such corporation, and (b) the Issuer, such person or such successor corporation, as the case may be, shall not, immediately after such merger or consolidation, or such sale, lease or conveyance, be in default in the performance of any such covenant or condition.

                  SECTION 9.02 Successor Corporation Substituted. In case of any such consolidation, merger, sale, lease or conveyance, and following such an assumption by the successor corporation, such successor corporation shall succeed to and be substituted for the Issuer, with the same effect as if it had been named herein. Such successor corporation may cause to be signed, and may issue either in its own name or in the name of the Issuer prior to such succession any or all of the Securities issuable hereunder which together with any Coupons appertaining thereto theretofore shall not have been signed by the Issuer and delivered to the Trustee; and, upon the order of such successor corporation, instead of the Issuer, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities together with any Coupons appertaining thereto which previously shall have been signed and delivered by the officers of the Issuer to the Trustee for authentication, and any Securities which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All of the Securities so issued together with any Coupons appertaining thereto shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

                  In case of any such consolidation, merger, sale, lease or conveyance such changes in phrasing and form (but not in substance) may be made in the Securities and Coupons thereafter to be issued as may be appropriate.

                  In the event of any such sale or conveyance (other than a conveyance by way of lease) the Issuer or any successor corporation which shall theretofore have become such in the manner described in this Article shall be discharged from all obligations and covenants under this Indenture and the Securities and may be liquidated and dissolved.

                  SECTION 9.03 Opinion of Counsel Delivered to Trustee. The Trustee, subject to the provisions of Sections 6.01 and 6.02, may receive an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, lease or conveyance, and any such assumption, and any such liquidation or dissolution, complies with the applicable provisions of this Indenture.

                                   ARTICLE 10

            SATISFACTION AND DISCHARGE OF INDENTURE; UNCLAIMED MONEYS

                  SECTION 10.01 Satisfaction and Discharge of Indenture. (a) If at any time (i) the Issuer shall have paid or caused to be paid the principal of, interest on and any Additional Amounts with respect to all the Securities of any series Outstanding hereunder and all unmatured Coupons appertaining thereto (other than Securities of such series and Coupons appertaining thereto which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.09) as and when the same shall have become due and payable, or (ii) the Issuer shall have delivered to the Trustee for cancellation all Securities of any series theretofore authenticated and all unmatured Coupons appertaining thereto (other than any Securities of such series and Coupons appertaining thereto which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.09) or (iii) in the case of any series of Securities where the exact amount (including the currency of payment) of principal of and interest due on which can be determined at the time of making the deposit referred to in clause (B) below, (A) all the Securities of such series and all unmatured Coupons appertaining thereto not theretofore delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and (B) the Issuer shall have irrevocably deposited or caused to be deposited with the Trustee as trust funds the entire amount in cash (other than moneys repaid by the Trustee or any paying agent to the Issuer in accordance with Section 10.04) or, in the case of any series of Securities the payments on which may only be made in Dollars, direct obligations of the United States of America, backed by its full faith and credit ("U.S. GOVERNMENT OBLIGATIONS"), maturing as to principal and interest at such times and in such amounts as will insure the availability of cash, or a combination thereof, sufficient in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay (1) the principal and interest on and any Additional Amounts with respect to all Securities of such series and Coupons appertaining thereto on each date that such principal or interest is due and payable and (2) any mandatory sinking fund payments on the dates on which such payments are due and payable in accordance with the terms of the Indenture and the Securities of such series; and if, in any such case, the Issuer shall also pay or cause to be paid all other sums payable hereunder by the Issuer, then this Indenture shall cease to be of further effect (except as to (i) rights of registration of transfer and exchange of Securities of such Series and of Coupons appertaining thereto and the Issuer's right of optional redemption, if any, (ii) substitution of mutilated, defaced, destroyed, lost or stolen Securities or Coupons, (iii) rights of holders of Securities and Coupons appertaining thereto to receive payments of principal thereof and interest thereon, upon the original stated due dates therefor (but not upon acceleration), and remaining rights of the Holders to receive mandatory sinking fund payments, if any, (iv) the rights, obligations, duties and immunities of the Trustee hereunder, (v) the rights of the Holders of Securities of such series and Coupons appertaining thereto as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them, and
(vi) the obligations of the Issuer under Section 3.02) and the Trustee, on demand of the Issuer accompanied by an Officer's Certificate and an Opinion of Counsel and at the cost and expense of the Issuer, shall execute proper instruments acknowledging such satisfaction of and discharging this Indenture; provided, that the rights of Holders of the Securities and Coupons to receive amounts in respect of principal of and interest on the Securities and Coupons held by them shall not be delayed longer than required by then-applicable mandatory rules or policies of any securities exchange upon which the Securities are listed. The Issuer agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture or the Securities of such series.

                  (b) The following provisions shall apply to the Securities of each series unless specifically otherwise provided in a Board Resolution, Officer's Certificate or indenture supplemental hereto provided pursuant to
Section 2.03. In addition to discharge of the Indenture pursuant to the next preceding paragraph, in the case of any series of Securities the exact amounts (including the currency of payment) of principal of and interest due on which can be determined at the time of making the deposit referred to in clause (i) below, the Issuer shall be deemed to have paid and discharged the entire indebtedness on all the Securities of such a series and the Coupons appertaining thereto on the 91st day after the date of the deposit referred to in subparagraph (i) below, and the provisions of this Indenture with respect to the Securities of such series and Coupons appertaining thereto shall no longer be in effect (except as to (A) rights of registration of transfer and exchange of Securities of such series and of Coupons appertaining thereto and the Issuer's right of optional redemption, if any, (B) substitution of mutilated, defaced, destroyed, lost or stolen Securities or Coupons, (C) rights of Holders of Securities and Coupons appertaining thereto to receive payments of principal thereof and interest thereon and any Additional Amounts with respect thereto, upon the original stated due dates therefor (but not upon acceleration), and remaining rights of the Holders to receive mandatory sinking fund payments, if any, (D) the rights, obligations, duties and immunities of the Trustee hereunder, (E) the rights of the Holders of Securities of such series and Coupons appertaining thereto as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them and (F) the obligations of the Issuer under Section 3.02) and the Trustee, at the expense of the Issuer, shall at the Issuer's request, execute proper instruments acknowledging the same, if

                      (i) with reference to this provision the Issuer has
                  irrevocably deposited or caused to be irrevocably deposited with the Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities of such series and Coupons appertaining thereto (A) cash in an amount, or (B) in the case of any series of Securities the payments on which may only be made in Dollars, U.S. Government Obligations, maturing as to principal and interest at such times and in such amounts as will insure the availability of cash or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay (1) the principal and interest on all Securities of such series and Coupons appertaining thereto on each date that such principal or interest is due and payable and (2) any mandatory sinking fund payments on the dates on which such payments are due and payable in accordance with the terms of the Indenture and the Securities of such series;

                      (ii) such deposit will not result in a breach or violation of, or constitute a default under, any agreement or instrument to which the Issuer is a party or by which it is bound;

                      (iii) the Issuer has delivered to the Trustee an Opinion
                  of Counsel based on the fact that (x) the Issuer has received from, or there has been published by, the Internal Revenue Service a ruling or (y) since the date hereof, there has been a change in the applicable Federal income tax law, in either case to the effect that, and such opinion shall confirm that, the Holders of the Securities of such series and Coupons appertaining thereto will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to Federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit, defeasance and discharge had not occurred;

                      (iv) the Issuer has delivered to the Trustee an Officer's
                  Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to the defeasance contemplated by this provision have been complied with;

                      (v) no event or condition shall exist that, pursuant to
                  the provisions of Section 13.01, would prevent the Issuer from making payments of the principal of or interest on the Securities of such series and Coupons appertaining thereto on the date of such deposit or at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period); and

                      (vi) the Issuer has delivered to the Trustee an Opinion of
                  Counsel to the effect that (x) the trust funds will not be subject to any rights of holders of Senior Indebtedness, including without limitation those arising under Article 13 of this Indenture, and (y) after the 91st day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally, except that if a court were to rule under any such law in any case or proceeding that the trust funds remained property of the Issuer, no opinion is given as to the effect of such laws on the trust funds except the following: (A) assuming such trust funds remained in the Trustee's possession prior to such court ruling to the extent not paid to Holders of Securities of such series and Coupons appertaining thereto, the Trustee will hold, for the benefit of such Holders, a valid and perfected security interest in such trust funds that is not avoidable in bankruptcy or otherwise, (B) such Holders will be entitled to receive adequate protection of their interests in such trust funds if such trust funds are used, and (C) no property, rights in property or other interests granted to the Trustee or such Holders in exchange for or with respect to any of such funds will be subject to any prior rights of holders of Senior Indebtedness, including without limitation those arising under
                  Article 13 of this Indenture.

                  (c) The Issuer shall be released from its obligations under
Section 9.01 with respect to the Securities of any Series, and any Coupons appertaining thereto, Outstanding on and after the date the conditions set forth below are satisfied (hereinafter, "COVENANT DEFEASANCE"). For this purpose, such covenant defeasance means that, with respect to the Outstanding Securities of any Series, the Issuer may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in such Section, whether directly or indirectly by reason of any reference elsewhere herein to such Section or by reason of any reference in such Section to any other provision herein or in any other document and such omission to comply shall not constitute an Event of Default under Section 5.01, but the remainder of this Indenture and such Securities and Coupons shall be unaffected thereby. The following shall be the conditions to application of this subsection (c) of this Section 10.01:

                      (i) The Issuer has irrevocably deposited or caused to be
                  deposited with the Trustee as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the holders of the Securities of such series and Coupons appertaining thereto, (A) cash in an amount, or (B) in the case of any series of Securities the payments on which may only be made in Dollars, U.S. Government Obligations maturing as to principal and interest at such times and in such amounts as will insure the availability of cash or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay (1) the principal and interest on all Securities of such series and Coupons appertaining thereto and (2) any mandatory sinking fund payments on the day on which such payments are due and payable in accordance with the terms of the Indenture and the Securities of such series.

                      (ii) No Event of Default or event which with notice or
                  lapse of time or both would become an Event of Default with respect to the Securities shall have occurred and be continuing on the date of such deposit or, insofar as subsections 5.01(d) and 5.01(e) are concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

                      (iii) Such covenant defeasance shall not cause the Trustee to have a conflicting interest as defined in Section 6.08 and for purposes of the Trust Indenture Act of 1939 with respect to any securities of the Issuer.

                      (iv) Such covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Issuer is a party or by which it is bound.

                      (v) Such covenant defeasance shall not cause any
                  Securities then listed on any registered national securities exchange under the Securities Exchange Act of 1934, as amended, to be delisted.

                      (vi) No event or condition shall exist that, pursuant to
                  the provisions of Section 13.01, would prevent the Issuer from making payments of the principal of or interest on the Securities of such series and Coupons appertaining thereto on the date of such deposit or at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

                      (vii) The Issuer shall have delivered to the Trustee an
                  Officer's Certificate and Opinion of Counsel to the effect that the Holders of the Securities of such series and Coupons appertaining thereto will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

                      (viii) The Issuer shall have delivered to the Trustee an
                  Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to the covenant defeasance contemplated by this provision have been complied with.

                      (ix) The Issuer has delivered to the Trustee an Opinion of
                  Counsel to the effect that (x) the trust funds will not be subject to any rights of holders of Senior Indebtedness, including without limitation those arising under Article 13 of this Indenture, and (y) after the 91st day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally, except that if a court were to rule under any such law in any case or proceeding that the trust funds remained property of the Issuer, no opinion is given as to the effect of such laws on the trust funds except the following: (A) assuming such trust funds remained in the Trustee's possession prior to such court ruling to the extent not paid to Holders of Securities of such series and Coupons appertaining thereto, the Trustee will hold, for the benefit of such Holders, a valid and perfected security interest in such trust funds that is not avoidable in bankruptcy or otherwise, (B) such Holders will be entitled to receive adequate protection of their interests in such trust funds if such trust funds are used, and (C) no property, rights in property or other interests granted to the Trustee or such Holders in exchange for or with respect to any of such funds will be subject to any prior rights of holders of Senior Indebtedness, including without limitation those arising under
                  Article 13 of this Indenture.

                  SECTION 10.02 Application by Trustee of Funds Deposited for Payment of Securities. Subject to Section 10.04, all moneys deposited with the Trustee (or other trustee) pursuant to Section 10.01 shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Issuer acting as its own paying agent), to the Holders of the particular Securities of such series and of Coupons appertaining thereto for the payment or redemption of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest and any Additional Amounts with respect thereto; but such money need not be segregated from other funds except to the extent required by law.

                  SECTION 10.03 Repayment of Moneys Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to Securities of any series, all moneys then held by any paying agent under the provisions of this Indenture with respect to such series of Securities shall, upon demand of the Issuer, be repaid to it or paid to the Trustee and thereupon such paying agent shall be released from all further liability with respect to such moneys.

                  SECTION 10.04 Return of Moneys Held by Trustee and Paying Agent Unclaimed for Two Years. Any moneys deposited with or paid to the Trustee or any paying agent for the payment of the principal of or interest on any Security of any series or Coupons attached thereto and not applied but remaining unclaimed for two years after the date upon which such principal or interest shall have become due and payable, shall, upon the written request of the Issuer and unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, be repaid to the Issuer by the Trustee for such series or such paying agent, and the Holder of the Securities of such series and of any Coupons appertaining thereto shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property laws, thereafter look only to the Issuer for any payment which such Holder may be entitled to collect, and all liability of the Trustee or any paying agent with respect to such moneys shall thereupon cease; provided, however, that the Trustee or such paying agent, before being required to make any such repayment with respect to moneys deposited with it for any payment (a) in respect of Registered Securities of any series, shall at the expense of the Issuer, mail by first-class mail to Holders of such Securities at their addresses as they shall appear on the Security register, an (b) in respect of Unregistered Securities of any series, shall at the expense of the Issuer cause to be published once, in an Authorized Newspaper in the Borough of Manhattan, The City of New York and once in an Authorized Newspaper in London (and if required by Section 3.06, once in an Authorized Newspaper in Luxembourg), notice, that such moneys remain and that, after a date specified therein, which shall not be less than thirty days from the date of such mailing or publication, any unclaimed balance of such money then remaining will be repaid to the Issuer.

                  SECTION 10.05 Indemnity for U.S. Government Obligations. The Issuer shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 10.01 or the principal or interest received in respect of such obligations.

                                   ARTICLE 11

                            MISCELLANEOUS PROVISIONS

                  SECTION 11.01 Incorporators, Stockholders, Officers and Directors of Issuer Exempt from Individual Liability. No recourse under or upon any obligation, covenant or agreement contained in this Indenture, or in any Security, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such or against any past, present or future stockholder, officer or director, as such, of the Issuer or of any successor, either directly or through the Issuer or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities and the Coupons appertaining thereto by the Holders thereof and as part of the consideration for the issue of the Securities and the Coupons appertaining thereto.

                  SECTION 11.02 Provisions of Indenture for the Sole Benefit of Parties and Holders of Securities and Coupons. Nothing in this Indenture, in the Securities or in the Coupons appertaining thereto, expressed or implied, shall give or be construed to give to any person, firm or corporation, other than the parties hereto and their successors and the holders of Senior Indebtedness and the Holders of the Securities or Coupons, if any, any legal or equitable right, remedy or claim under this Indenture or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors, the holders of the Senior Indebtedness and the Holders of the Securities or Coupons, if any.

                  SECTION 11.03 Successors and Assigns of Issuer Bound by Indenture. All the covenants, stipulations, promises and agreements in this Indenture contained by or in behalf of the Issuer shall bind its successors and assigns, whether so expressed or not.

                  SECTION 11.04 Notices and Demands on Issuer, Trustee and Holders of Securities and Coupons. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders of Securities or Coupons to or on the Issuer may be given or served by being deposited postage prepaid, first-class mail (except as otherwise specifically provided herein) addressed (until another address of the Issuer is filed by the Issuer with the Trustee) to PXRE Group Ltd., Swan Building, 26 Victoria Street, Hamilton HM 12, Bermuda. Any notice, direction, request or demand by the Issuer or any Holder of Securities or Coupons to or upon the Trustee shall be deemed to have been sufficiently given or served by being deposited postage prepaid, first-class mail (except as otherwise specifically provided herein) addressed (until another address of the Trustee is filed by the Trustee with the Issuer) to Wilmington Trust Company, 1100 North Market Street, Wilmington, DE 19890.

                  Where this Indenture provides for notice to Holders of Registered Securities, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder entitled thereto, at his last address as it appears in the Security register. In any case where notice to such Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In case, by reason of the suspension of or irregularities in regular mail service, it shall be impracticable to mail notice to the Issuer when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be reasonably satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

                  SECTION 11.05 Officer's Certificates and Opinions of Counsel; Statements to Be Contained Therein. Upon any application or demand by the Issuer to the Trustee to take any action under any of the provisions of this Indenture, the Issuer shall furnish to the Trustee an Officer's Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

                  Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (a) a statement that the person making such certificate or opinion has read such covenant or condition (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based (c) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an opinion as to whether or not such covenant or condition has been complied with an (d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

                  Any certificate, statement or opinion of an officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters, information with respect to which is in the possession of the Issuer, upon the certificate, statement or opinion of or representations by an officer or officers of the Issuer, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

                  Any certificate, statement or opinion of an officer of the Issuer or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Issuer, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

                  Any certificate or opinion of any independent firm of public accountants filed with and directed to the Trustee shall contain a statement that such firm is independent.

                  SECTION 11.06 Payments Due on Saturdays, Sundays and Holidays. If the date of maturity of interest on or principal of the Securities of any series or any Coupons appertaining thereto or the date fixed for redemption or repayment of any such Security or Coupon shall not be a Business Day, then payment of interest or principal need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period after such date.

                  SECTION 11.07 Conflict of Any Provision of Indenture with Trust Indenture Act of 1939. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with the duties imposed by, or with another provision (an "incorporated provision") included in this Indenture by operation of, Sections 310 to 318, inclusive, of the Trust Indenture Act of 1939, such imposed duties or incorporated provision shall control.

                  SECTION 11.08 Submission to Jurisdiction. The Company agrees that any judicial proceedings instituted in relation to any matter arising under this Indenture on the Securities may be brought in any United States Federal or New York State court sitting in the Borough of Manhattan, The City of New York, New York to the extent that such court has subject matter jurisdiction over the controversy, and, by execution and delivery of this Indenture, the Company hereby irrevocably accepts, generally and unconditionally, the jurisdiction of the aforesaid courts, acknowledges their competence and irrevocably agrees to be bound by any judgment rendered in such proceeding. The Company also irrevocably and unconditionally waives for the benefit of the Trustee and the Holders of the Securities any immunity from jurisdiction and any immunity from legal process (whether through services of notice, attachment prior to judgment, attachment in the aid of execution, execution or otherwise) in respect of this Indenture. The Company hereby irrevocably designates and appoints for the benefit of the Trustee and the Holders of the Securities for the term of this Indenture, CT Corporation, 111 8th Avenue, New York, New York 10011, as its agent to receive on its behalf service of all process (with a copy of all such service of process to be delivered to PXRE Group Ltd., Swan Building, 26 Victoria Street, Hamilton HM 12, Bermuda), brought against it with respect to any such proceeding in any such court in The City of New York, such service being hereby acknowledged by the Company to be effective and binding service on it in every respect whether or not the Company shall then be doing or shall have at any time done business in New York. Such appointment shall be irrevocable so long as any of the Securities or the obligations of the Company hereunder remain outstanding until the appointment of a successor by the Company and such successor's acceptance of such appointment. Upon such acceptance, the Company shall notify the Trustee of the name and address of such successor. The Company further agrees for the benefit of the Trustee and the Holders of the Securities to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of said CT Corporation in full force and effect so long as any of the Securities or the obligations of the Company hereunder shall be outstanding. The Trustee shall not be obligated and shall have no responsibility with respect to any failure by the Company to take any such action. Nothing herein shall affect the right of the Trustee or any Holder to institute proceedings against the Company in the courts of any other jurisdiction or jurisdictions.

                  SECTION 11.09 New York Law to Govern. This Indenture and each Security and Coupon shall be deemed to be a contract under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such State, except as may otherwise be required by mandatory provisions of law.

                  SECTION 11.10 Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

                  SECTION 11.11 Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  SECTION 11.12 Securities in a Foreign Currency. Unless otherwise specified in an Officer's Certificate delivered pursuant to Section
2.03 of this Indenture with respect to a particular series of Securities, whenever for purposes of this Indenture any action may be taken by the Holders of a specified percentage in aggregate principal amount of Securities of all series or all series affected by a particular action at the time Outstanding and, at such time, there are Outstanding Securities of any series which are denominated in a Foreign Currency, then the principal amount of Securities of such series which shall be deemed to be Outstanding for the purpose of taking such action shall be that amount of Dollars that could be obtained for such amount at the Market Exchange Rate. For purposes of this Section 11.11, Market Exchange Rate shall mean the noon Dollar buying rate in New York City for cable transfers of that currency published by the Federal Reserve Bank of New York; provided, however, in the case of ECUs, Market Exchange Rate shall mean the rate of exchange determined by the Commission of the European Communities (or any successor thereto) as published in the Official Journal of the European Communities (such publication or any successor publication, the "Journal"). If such Market Exchange Rate is not available for any reason with respect to such currency, the Trustee shall use, in its sole discretion and without liability on its part, such quotation of the Federal Reserve Bank of New York or, in the case of ECUs, the rate of exchange as published in the Journal, as of the most recent available date, or quotations or, in the case of ECUs, rates of exchange from one or more major banks in The City of New York or in the country of issue of the currency in question, which for purposes of the ECU shall be Brussels, Belgium, or such other quotations or, in the case of ECU, rates of exchange as the Trustee shall deem appropriate. The provisions of this paragraph shall apply in determining the equivalent principal amount in respect of Securities of a series denominated in a currency other than Dollars in connection with any action taken by Holders of Securities pursuant to the terms of this Indenture, including, without limitation, any determination contemplated in Sections 5.01(f) or 5.01(g).

                  All decisions and determinations of the Trustee regarding the Market Exchange Rate or any alternative determination provided for in the preceding paragraph shall be in its sole discretion and shall, in the absence of manifest error, be conclusive to the extent permitted by law for all purposes and irrevocably binding upon the Issuer and all Holders.

                  SECTION 11.13 Judgment Currency. The Issuer agrees, to the fullest extent that it may effectively do so under applicable law, that (a) if for the purpose of obtaining judgment in any court it is necessary to convert the sum due in respect of the principal of or interest on the Securities of any series (the "Required Currency") into a currency in which a judgment will be rendered (the "Judgment Currency"), the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the day on which final unappealable judgment is entered, unless such day is not a New York Banking Day, then, to the extent permitted by applicable law, the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the New York Banking Day preceding the day on which a final unappealable judgment is entered, and (b) its obligations under this Indenture to make payments in the Required Currency (i) shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment (whether or not entered in accordance with subsection (a)), in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the actual receipt, by the payee, of the full amount of the Required Currency expressed to be payable in respect of such payments, (ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the Required Currency the amount, if any, by which such actual receipt shall fall short of the full amount of the Required Currency so expressed to be payable and (iii) shall not be affected by judgment being obtained for any other sum due under this Indenture. For purposes of the foregoing, "New York Banking Day" means any day except a Saturday, Sunday or a legal holiday in The City of New York or a day on which banking institutions in The City of New York are authorized or required by law or executive order to close.

                                   ARTICLE 12

                   REDEMPTION OF SECURITIES AND SINKING FUNDS

                  SECTION 12.01 Applicability of Article. The provisions of this Article shall be applicable to the Securities of any series which are redeemable before their maturity or to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 2.03 for Securities of such series.

                  SECTION 12.02 Notice of Redemption; Partial Redemptions. Notice of redemption to the Holders of Registered Securities of any series to be redeemed as a whole or in part at the option of the Issuer shall be given by mailing notice of such redemption by first class mail, postage prepaid, at least 30 days and not more than 60 days prior to the date fixed for redemption to such Holders of Securities of such series at their last addresses as they shall appear upon the registry books. Notice of redemption to the Holders of Unregistered Securities to be redeemed as a whole or in part, who have filed their names and addresses with the Trustee within the two years preceding such notice of redemption, shall be given by mailing notice of such redemption, by first class mail, postage prepaid, at least 30 days and not more than 60 prior to the date fixed for redemption, to such Holders at such addresses as were so furnished to the Trustee (and, in the case of any such notice given by the Issuer, the Trustee shall make such information available to the Issuer for such purpose). Notice of redemption to all other Holders of Unregistered Securities shall be published in an Authorized Newspaper in the Borough of Manhattan, The City of New York and in an Authorized Newspaper in London (and, if required by Section 3.06, in an Authorized Newspaper in Luxembourg), in each case, once in each of three successive calendar weeks, the first publication to be not less than 30 nor more than 60 days prior to the date fixed for redemption. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice. Failure to give notice by mail, or any defect in the notice to the Holder of any Security of a series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security of such series.

                  The notice of redemption to each such Holder shall specify the principal amount of each Security of such series held by such Holder to be redeemed, the date fixed for redemption, the redemption price, the place or places of payment, that payment will be made upon presentation and surrender of such Securities and, in the case of Securities with Coupons attached thereto, of all Coupons appertaining thereto maturing after the date fixed for redemption, that such redemption is pursuant to the mandatory or optional sinking fund, or both, if such be the case, that interest accrued to the date fixed for redemption will be paid as specified in such notice and that on and after said date interest thereon or on the portions thereof to be redeemed will cease to accrue. In case any Security of a series is to be redeemed in part only the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Security, a new Security or Securities of such series in principal amount equal to the unredeemed portion thereof will be issued.

                  The notice of redemption of Securities of any series to be redeemed at the option of the Issuer shall be given by the Issuer or, at the Issuer's request, by the Trustee in the name and at the expense of the Issuer.

                  On or before the redemption date specified in the notice of redemption given as provided in this Section, the Issuer will deposit with the Trustee or with one or more paying agents (or, if the Issuer is acting as its own paying agent, set aside, segregate and hold in trust as provided in Section 3.04) an amount of money sufficient to redeem on the redemption date all the Securities of such series so called for redemption at the appropriate redemption price, together with accrued interest to the date fixed for redemption and any Additional Amounts with respect thereto. The Issuer will deliver to the Trustee at least 70 days prior to the date fixed for redemption an Officer's Certificate stating the aggregate principal amount of Securities to be redeemed. In case of a redemption at the election of the Issuer prior to the expiration of any restriction on such redemption, the Issuer shall deliver to the Trustee, prior to the giving of any notice of redemption to Holders pursuant to this Section, an Officer's Certificate stating that such restriction has been complied with.

                  If less than all the Securities of a series are to be redeemed, the Trustee shall select, in such manner as it shall deem appropriate and fair, Securities of such Series to be redeemed in whole or in part. Securities may be redeemed in part in multiples equal to the minimum authorized denomination for Securities of such series or any multiple thereof. The Trustee shall promptly notify the Issuer in writing of the Securities of such series selected for redemption and, in the case of any Securities of such series selected for partial redemption, the principal amount thereof to be redeemed. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities of any series shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

                  SECTION 12.03 Payment of Securities Called for Redemption. If notice of redemption has been given as above provided, the Securities or portions of Securities specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption, and on and after said date (unless the Issuer shall default in the payment of such Securities at the redemption price, together with interest accrued to said date) interest on the Securities or portions of Securities so called for redemption shall cease to accrue, and the unmatured Coupons, if any, appertaining thereto shall be void, and, except as provided in Sections 6.05 and 10.04, such Securities shall cease from and after the date fixed for redemption to be entitled to any benefit or security under this Indenture, and the Holders thereof shall have no right in respect of such Securities except the right to receive the redemption price thereof and unpaid interest to the date fixed for redemption. On presentation and surrender of such Securities at a place of payment specified in said notice, together with all Coupons, if any, appertaining thereto maturing after the date fixed for redemption, said Securities or the specified portions thereof shall be paid and redeemed by the Issuer at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption; provided that payment of interest becoming due on or prior to the date fixed for redemption shall be payable in the case of Securities with Coupons attached thereto, to the Holders of the Coupons for such interest upon surrender thereof, and in the case of Registered Securities, to the Holders of such Registered Securities registered as such on the relevant record date subject to the terms and provisions of Sections 2.03 and 2.07 hereof.

                  If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid or duly provided for, bear interest from the date fixed for redemption at the rate of interest or Yield to Maturity (in the case of an Original Issue Discount Security) borne by such Security.

                  If any Security with Coupons attached thereto is surrendered for redemption and is not accompanied by all appurtenant Coupons maturing after the date fixed for redemption, the surrender of such missing Coupon or Coupons may be waived by the Issuer and the Trustee, if there be furnished to each of them such security or indemnity as they may require to save each of them harmless.

                  Upon presentation of any Security redeemed in part only, the Issuer shall execute and the Trustee shall authenticate and deliver to or on the order of the Holder thereof, at the expense of the Issuer, a new Security or Securities of such series, of authorized denominations, in principal amount equal to the unredeemed portion of the Security so presented.

                  SECTION 12.04 Exclusion of Certain Securities from Eligibility for Selection for Redemption. Securities shall be excluded from eligibility for selection for redemption if they are identified by registration and certificate number in an Officer's Certificate delivered to the Trustee at least 40 days prior to the last date on which notice of redemption may be given as being owned of record and beneficially by, and not pledged or hypothecated by either (a) the Issuer or (b) an entity specifically identified in such written statement as directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer.

                  SECTION 12.05 Mandatory and Optional Sinking Funds. The minimum amount of any sinking fund payment provided for by the terms of the Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of the Securities of any series is herein referred to as an "optional sinking fund payment". The date on which a sinking fund payment is to be made is herein referred to as the "sinking fund payment date".

                  In lieu of making all or any part of any mandatory sinking fund payment with respect to any series of Securities in cash, the Issuer may at its option (a) deliver to the Trustee Securities of such series theretofore purchased or otherwise acquired (except upon redemption pursuant to the mandatory sinking fund) by the Issuer or receive credit for Securities of such series (not previously so credited) theretofore purchased or otherwise acquired (except as aforesaid) by the Issuer and delivered to the Trustee for cancellation pursuant to Section 2.10, (b) receive credit for optional sinking fund payments (not previously so credited) made pursuant to this Section, or (c) receive credit for Securities of such series (not previously so credited) redeemed by the Issuer through any optional redemption provision contained in the terms of such series. Securities so delivered or credited shall be received or credited by the Trustee at the sinking fund redemption price specified in such Securities.

                  On or before the 60th day next preceding each sinking fund payment date for any series, the Issuer will deliver to the Trustee an Officer's Certificate (which need not contain the statements required by Section 11.05)
(a) specifying the portion of the mandatory sinking fund payment to be satisfied by payment of cash and the portion to be satisfied by credit of Securities of such series and the basis for such credit, (b) stating that none of the Securities of such series has theretofore been so credited, (c) stating that no defaults in the payment of interest or Events of Default with respect to such series have occurred (which have not been waived or cured) and are continuing and (d) stating whether or not the Issuer intends to exercise its right to make an optional sinking fund payment with respect to such series and, if so, specifying the amount of such optional sinking fund payment which the Issuer intends to pay on or before the next succeeding sinking fund payment date. Any Securities of such series to be credited and required to be delivered to the Trustee in order for the Issuer to be entitled to credit therefor as aforesaid which have not theretofore been delivered to the Trustee shall be delivered for cancellation pursuant to Section 2.10 to the Trustee with such Officer's Certificate (or reasonably promptly thereafter if acceptable to the Trustee). Such Officer's Certificate shall be irrevocable and upon its receipt by the Trustee the Issuer shall become unconditionally obligated to make all the cash payments or payments therein referred to, if any, on or before the next succeeding sinking fund payment date. Failure of the Issuer, on or before any such 60th day, to deliver such Officer's Certificate and Securities specified in this paragraph, if any, shall not constitute a default but shall constitute, on and as of such date, the irrevocable election of the Issuer (i) that the mandatory sinking fund payment for such series due on the next succeeding sinking fund payment date shall be paid entirely in cash without the option to deliver or credit Securities of such series in respect thereof and (ii) that the Issuer will make no optional sinking fund payment with respect to such series as provided in this Section.

                  If the sinking fund payment or payments (mandatory or optional or both) to be made in cash on the next succeeding sinking fund payment date plus any unused balance of any preceding sinking fund payments made in cash shall exceed $50,000 (or the equivalent thereof in any Foreign Currency) or a lesser sum in Dollars (or the equivalent thereof in any Foreign Currency) if the Issuer shall so request with respect to the Securities of any particular series, such cash shall be applied on the next succeeding sinking fund payment date to the redemption of Securities of such series at the sinking fund redemption price together with accrued interest to the date fixed for redemption. If such amount shall be $50,000 (or the equivalent thereof in any Foreign Currency) or less and the Issuer makes no such request then it shall be carried over until a sum in excess of $50,000 (or the equivalent thereof in any Foreign Currency) is available. The Trustee shall select, in the manner provided in Section 12.02, for redemption on such sinking fund payment date a sufficient principal amount of Securities of such series to absorb said cash, as nearly as may be, and shall (if requested in writing by the Issuer) inform the Issuer of the serial numbers of the Securities of such series (or portions thereof) so selected. Securities shall be excluded from eligibility for redemption under this Section if they are identified by registration and certificate number in an Officer's Certificate delivered to the Trustee at least 60 days prior to the sinking fund payment date as being owned of record and beneficially by, and not pledged or hypothecated by either (a) the Issuer or (b) an entity specifically identified in such Officer's Certificate as directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer. The Trustee, in the name and at the expense of the Issuer (or the Issuer, if it shall so request the Trustee in writing) shall cause notice of redemption of the Securities of such series to be given in substantially the manner provided in Section 12.02 (and with the effect provided in Section 12.03) for the redemption of Securities of such series in part at the option of the Issuer. The amount of any sinking fund payments not so applied or allocated to the redemption of Securities of such series shall be added to the next cash sinking fund payment for such series and, together with such payment, shall be applied in accordance with the provisions of this Section. Any and all sinking fund moneys held on the stated maturity date of the Securities of any particular series (or earlier, if such maturity is accelerated), which are not held for the payment or redemption of particular Securities of such series shall be applied, together with other moneys, if necessary, sufficient for the purpose, to the payment of the principal of, and interest on, the Securities of such series at maturity.

                  On or before each sinking fund payment date, the Issuer shall pay to the Trustee in cash or shall otherwise provide for the payment of all interest accrued to the date fixed for redemption on Securities to be redeemed on the next following sinking fund payment date.

                  The Trustee shall not redeem or cause to be redeemed any Securities of a series with sinking fund moneys or give any notice of redemption of Securities for such series by operation of the sinking fund during the continuance of a default in payment of interest on such Securities or of any Event of Default except that, where the giving of notice of redemption of any Securities shall theretofore have been made, the Trustee shall redeem or cause to be redeemed such Securities, provided that it shall have received from the Issuer a sum sufficient for such redemption. Except as aforesaid, any moneys in the sinking fund for such series at the time when any such default or Event of Default shall occur, and any moneys thereafter paid into the sinking fund, shall, during the continuance of such default or Event of Default, be deemed to have been collected under Article 5 and held for the payment of all such Securities. In case such Event of Default shall have been waived as provided in
Section 5.10 or the default cured on or before the sixtieth day preceding the sinking fund payment date in any year, such moneys shall thereafter be applied on the next succeeding sinking fund payment date in accordance with this Section to the redemption of such Securities.

                                   ARTICLE 13

                                  SUBORDINATION

                  SECTION 13.01 Securities and Coupons Subordinated to Senior Indebtedness. The Issuer covenants and agrees, and each Holder of a Security or Coupon, by his acceptance thereof, likewise covenants and agrees, that the indebtedness represented by the Securities and any Coupons and the payment of the principal of, interest on and any Additional Amounts with respect to each and all of the Securities and of any Coupons is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of Senior Indebtedness.

                  In the event (a) of any insolvency or bankruptcy proceedings or any receivership, liquidation, reorganization or other similar proceedings in respect of the Issuer or a substantial part of its property, or of any proceedings for liquidation, dissolution or other winding up of the Issuer, whether or not involving insolvency or bankruptcy, or (b) subject to the provisions of Section 13.02 that (i) a default shall have occurred with respect to the payment of principal of or interest on or other monetary amounts due and payable on any Senior Indebtedness, or (ii) there shall have occurred an event of default (other than a default in the payment of principal or interest or other monetary amounts due and payable) in respect of any Senior Indebtedness, as defined therein or in the instrument under which the same is outstanding, permitting the holder or holders thereof to accelerate the maturity thereof (with notice or lapse of time, or both), and such event of default shall have continued beyond the period of grace, if any, in respect thereof, and, in the cases of subclauses (i) and (ii) of this clause (b), such default or event of default shall not have been cured or waived or shall not have ceased to exist, or (c) that the principal of and accrued interest on the Securities of any series shall have been declared due and payable pursuant to Section 5.01 and such declaration shall not have been rescinded and annulled as provided in
Section 5.01 then:

                      (i) the holders of all Senior Indebtedness shall first be
                  entitled to receive payment of the full amount due thereon, or provision shall be made for such payment in money or money's worth, before the Holders of any of the Securities or Coupons are entitled to receive a payment on account of the principal of or interest on the indebtedness evidenced by the Securities or of the Coupons, including, without limitation, any payments made pursuant to Article 12;

                      (ii) any payment by, or distribution of assets of, the
                  Issuer of any kind or character, whether in cash, property or securities, to which the Holders of any of the Securities or Coupons or the Trustee would be entitled except for the provisions of this Article shall be paid or delivered by the person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of such Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of such Senior Indebtedness held or represented by each, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid after giving effect to any concurrent payment or distribution (or provision therefor) to the holders of such Senior Indebtedness, before any payment or distribution is made to the holders of the indebtedness evidenced by the Securities or Coupons or to the Trustee under this instrument; and

                      (iii) in the event that, notwithstanding the foregoing,
                  any payment by, or distribution of assets of, the Issuer of any kind or character, whether in cash, property or securities, in respect of principal of, interest on or any Additional Amounts with respect to the Securities or in connection with any repurchase by the Issuer of the Securities, shall be received by the Trustee or the Holders of any of the Securities or Coupons before all Senior Indebtedness is paid in full, or provision made for such payment in money or money's worth, such payment or distribution in respect of principal of or interest on the Securities or in connection with any repurchase by the Issuer of the Securities shall be paid over to the holders of such Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any such Senior Indebtedness may have been issued, ratably as aforesaid, for application to the payment of all Senior Indebtedness remaining unpaid until all such Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution (or provision therefor) to the holders of such Senior Indebtedness.

                  Notwithstanding the foregoing, at any time after the 91st day following the date of deposit of cash or, in the case of Securities payable only in Dollars, U.S. Government Obligations pursuant to Section 10.01(b) or 10.01(c) (provided all other conditions set out in such Section shall have been satisfied) the funds so deposited and any interest thereon will not be subject to any rights of holders of Senior Indebtedness including, without limitation, those arising under this Article 13.

                  SECTION 13.02 Disputes with Holders of Certain Senior Indebtedness. Any failure by the Issuer to make any payment on or perform any other obligation under Senior Indebtedness, other than any indebtedness incurred by the Issuer or assumed or guaranteed, directly or indirectly, by the Issuer for money borrowed (or any deferral, renewal, extension or refunding thereof) or any indebtedness or obligation as to which the provisions of this Section shall have been waived by the Issuer in the instrument or instruments by which the Issuer incurred, assumed, guaranteed or otherwise created such indebtedness or obligation, shall not be deemed a default or event of default under Section 13.01(b) if (a) the Issuer shall be disputing its obligation to make such payment or perform such obligation and (b) either (i) no final judgment relating to such dispute shall have been issued against the Issuer which is in full force and effect and is not subject to further review, including a judgment that has become final by reason of the expiration of the time within which a party may seek further appeal or review, and (ii) in the event of a judgment that is subject to further review or appeal has been issued, the Issuer shall in good faith be prosecuting an appeal or other proceeding for review and a stay of execution shall have been obtained pending such appeal or review.

                  SECTION 13.03 Subrogation. Subject to the payment in full of all Senior Indebtedness, the Holders of the Securities and any Coupons shall be subrogated (equally and ratably with the holders of all obligations of the Issuer which by their express terms are subordinated to Senior Indebtedness of the Issuer to the same extent as the Securities are subordinated and which are entitled to like rights of subrogation) to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Issuer applicable to the Senior Indebtedness until all amounts owing on the Securities and any Coupons shall be paid in full, and as between the Issuer, its creditors other than holders of such Senior Indebtedness and the Holders, no such payment or distribution made to the holders of Senior Indebtedness by virtue of this Article that otherwise would have been made to the Holders shall be deemed to be a payment by the Issuer on account of such Senior Indebtedness, it being understood that the provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders, on the one hand, and the holders of Senior Indebtedness, on the other hand.

                  SECTION 13.04 Obligation of Issuer Unconditional. Nothing contained in this Article or elsewhere in this Indenture or in the Securities or any Coupons is intended to or shall impair, as among the Issuer, its creditors other than the holders of Senior Indebtedness and the Holders, the obligation of the Issuer, which is absolute and unconditional, to pay to the Holders the principal of and interest on the Securities and the amounts owed pursuant to any Coupons as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders and creditors of the Issuer other than the holders of Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or any Holder from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness in respect of cash, property or securities of the Issuer received upon the exercise of any such remedy.

                  Upon payment or distribution of assets of the Issuer referred to in this Article, the Trustee and the Holders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which any such dissolution, winding up, liquidation or reorganization proceeding affecting the affairs of the Issuer is pending or upon a certificate of the trustee in bankruptcy, receiver, assignee for the benefit of creditors, liquidating trustee or agent or other person making any payment or distribution, delivered to the Trustee or to the Holders, for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Issuer, the amount thereof or payable thereon, the amount paid or distributed thereon and all other facts pertinent thereto or to this Article.

                  SECTION 13.05 Payments on Securities and Coupons Permitted. Nothing contained in this Article or elsewhere in this Indenture or in the Securities or Coupons shall affect the obligations of the Issuer to make, or prevent the Issuer from making, payment of the principal of, interest on or any Additional Amounts with respect to the Securities and of any Coupons in accordance with the provisions hereof and thereof, except as otherwise provided in this Article.

                  SECTION 13.06 Effectuation of Subordination by Trustee. Each holder of Securities or Coupons, by his acceptance thereof, authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.

                  SECTION 13.07 Knowledge of Trustee. Notwithstanding the provisions of this Article or any other provisions of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment of moneys to or by the Trustee, or the taking of any other action by the Trustee, unless and until the Trustee shall have received written notice thereof mailed or delivered to the Trustee at its Corporate Trust Office from the Issuer, any Holder, any paying agent or the holder or representative of any class of Senior Indebtedness; provided that if at least three Business Days prior to the date upon which by the terms hereof any such moneys may become payable for any purpose (including, without limitation, the payment of the principal or interest on any Security or interest on any Coupon) the Trustee shall not have received with respect to such moneys the notice provided for in this Section, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such moneys and to apply the same to the purpose for which they were received and shall not be affected by any notice to the contrary that may be received by it within three Business Days prior to or on or after such date.

                  SECTION 13.08 Trustee May Hold Senior Indebtedness. The Trustee shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness at the time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in Section 6.03 or elsewhere in this Indenture shall deprive the Trustee of any of its rights as such holder.

                  SECTION 13.09 Rights of Holders of Senior Indebtedness Not Impaired. No right of any present or future holder of any Senior Indebtedness to enforce the subordination herein shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of the Issuer or by any noncompliance by the Issuer with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

                  With respect to the holders of Senior Indebtedness, (a) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture, (b) the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, (c) no implied covenants or obligations shall be read into this Indenture against the Trustee and (d) the Trustee shall not be deemed to be a fiduciary as to such holders.

                  SECTION 13.10 Article Applicable to Paying Agents. In case at any time any paying agent other than the Trustee shall have been appointed by the Issuer and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context shall require otherwise) be construed as extending to and including such paying agent within its meaning as fully for all intents and purposes as if such paying agent were named in this
Article in addition to or in place of the Trustee, provided, however, that Sections 13.07 and 13.08 shall not apply to the Issuer if it acts as its own paying agent.

                  SECTION 13.11 Trustee; Compensation Not Prejudiced. Nothing in this Article shall apply to claims of, or payments to, the Trustee pursuant to
Section 6.06.

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of ________, 20__.

                                        PXRE GROUP LTD.

[CORPORATE SEAL]
                                        By:___________________________________
                                            Name:
                                            Title:

Attest:

By:______________________
                                        WILMINGTON TRUST COMPANY, TRUSTEE

                                        By:___________________________________
                                            Name:
                                            Title:

STATE OF NEW YORK                        )
                                         )           ss.:
COUNTY OF NEW YORK                       )

                  On this ____ of ________, 20__ before me personally came , to me personally known, who, being by me duly sworn, did depose and say that he
resides at                         that he is the           of PXRE Group Ltd..,
one of the corporations described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.

[NOTARIAL SEAL]


----------------------------------
Notary Public

STATE OF NEW YORK                        )
                                         )           ss.:
COUNTY OF NEW YORK                       )

                  On this ____ of ______________, 20__ before me personally came
                 , to me personally known, who, being by me duly sworn, did depose and say that he resides at that he is a Vice President of Wilmington Trust Company, one of the corporations described in and which executed the above instrument and that he signed his name thereto by like authority.

[NOTARIAL SEAL]


----------------------------------
Notary Public

            FORM OF JUNIOR SUBORDINATED DEFERRABLE INTEREST DEBENTURE

REGISTERED                                                REGISTERED
No. ___                                                   $________
                                                          CUSIP: __

                                 PXRE GROUP LTD.
                JUNIOR SUBORDINATED DEFERRABLE INTEREST DEBENTURE

         PXRE Group Ltd., a Bermuda company (together with its successors and assigns, the "Issuer", for value received, hereby promises to pay to Wilmington Trust Company, as Property Trustee (the "Property Trustee," which term includes any successor Property Trustee for PXRE Capital Trust IV) for PXRE Capital Trust IV, a statutory trust formed under the laws of the State of Delaware (the "Issuer Trust"), or registered assignees, the principal sum of $______________ (UNITED STATES DOLLARS _______________) on ______, 20__; provided that the Issuer may (i) under the circumstances described on the reverse hereof, shorten the maturity date to the extent necessary to ensure that the interest paid on this Debenture continues to be tax deductible to the Issuer, which shortened maturity date shall be no earlier than 15 years from the date of initial issuance, and (ii) extend the maturity date at any time at the election of the Issuer, provided that (a) no Event of Default (as defined in the Junior Subordinated Indenture referred to on the reverse hereof) has occurred and is continuing, (b) the Issuer Trust is not in arrears on payments of distributions on the Capital Securities and no deferred distributions on such Capital Securities are accumulated and (c) this Debenture is and after any such extension will be rated at least BBB- by Standard & Poor's Rating Services, at least Baa3 by Moody's Investors Service, Inc. or at least the equivalent by any other nationally recognized statistical rating organization, which extended maturity date shall be no later than _______, 20__, such date, as it may be shortened or extended as set forth below, the "Stated Maturity." The Issuer further promises to pay interest on said principal sum at the annual rate of ___% from and including ______, 20__, until the principal hereof is paid or duly made available for payment (except as provided below). Interest and any Additional Amounts are payable quarterly in arrears on ________, ________, ________ and ________ of each year (each an "Interest Payment Date"), commencing
________, 20__.

         Interest on this Debenture will accrue from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, or if no interest has been paid or duly provided for, from and including ______,20__ until, but excluding the date the principal hereof has been paid or duly made available for payment. The interest and any Additional Amounts so payable, and punctually paid or duly provided for, on any Interest Payment Date will, subject to certain exceptions described herein, be paid to the person in whose name this Debenture (or one or more predecessor Debentures) is registered at the close of business on the 15th calendar day (whether or not a Business
Day) net preceding such Interest Payment Date (each such date a "Record Date"). As used herein, "Business Day" means any day, other than a Saturday or Sunday, that is not a day on which banking institutions in the City of New York are authorized or required by law or executive order to remain closed. A Holder of U.S. $1,000,000 or more in aggregate principal amount of Debentures having the same Interest Payment Date, the interest on which is payable in U.S. dollars, shall be entitled to receive payments of interest, other than interest due at maturity or on any date of redemption or repayment, and any Additional Amounts with respect thereto, by wire transfer of immediately available funds if appropriate wire transfer instructions have been received by the Paying Agent in writing not less than 15 calendar days prior to the applicable Interest Payment Date.

         Reference is hereby made to the further provisions of this Debenture set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place, including, without limitation, the provisions relating to the subordination of this Debenture to the Issuer's Senior Indebtedness, as defined on the reverse hereof.

         Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Debenture shall not be entitled to any benefit under the Junior Subordinated Indenture, as defined on the reverse hereof, or by valid or obligatory for any purpose.

         IN WITNESS HEREOF, the Issuer has caused this Debenture to be duly executed.

DATED: _______, 20__

                                                 PXRE GROUP LTD.


                                                 By:  _________________________
                                                      Name:
                                                      Title:


TRUSTEE'S CERTIFICATE
          OF AUTHENTICATION

This is one of the Debentures referred
        to in the within-mentioned
        Junior Subordinated Indenture

DATED: _______, 20__

WILMINGTON TRUST COMPANY,
         as Trustee

By:  _________________________
        Authorized Signatory

                               REVERSE OF SECURITY

         This debenture is one of a duly authorized issue of ___% Junior Subordinated Debentures due ________, 20__ (the "Debentures") of the Issuer. The Debentures are issuable under a Junior Subordinated Indenture, dated as of _________, 20__, between PXRE Group Ltd. (the "Issuer") and Wilmington Trust Company, as Trustee (the "Trustee," which term includes any successor trustee under the Junior Subordinated Indenture) (the "Junior Subordinated Indenture"), to which Junior Subordinated Indenture reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities of the Issuer, the Trustee and holders of the Debentures and the terms upon which the Debentures are, and are to be, authenticated and delivered. The Issuer has appointed Wilmington Trust Company at its corporate trust office in The City of New York as the paying agent (the "Paying Agent," which term includes any additional or successor Paying Agent appointed by the Issuer) with respect to the Debentures. To the extent not inconsistent herewith, the terms of the Junior Subordinated Indenture are hereby incorporated by reference herein. Capitalized terms not otherwise defined herein have the meaning given to such terms in the Junior Subordinated Indenture.

         This Debenture may be redeemed at the option of the Issuer (i) on or after _____, 20__ in whole at any time or in part from time to time and (ii) prior to _______, 20__, in whole (but not in part) at any time within 90 days following the occurrence and continuation of a Tax Event or an Investment Company Event (the "90-Day Period"), in each case at a redemption price equal to the accrued and unpaid interest on and any Additional Amounts with respect to the Debentures so redeemed to the date fixed for redemption, plus 100% of the principal amount thereof (the "Redemption Price"). Notice of redemption shall be mailed to the registered holders of the Debentures designated for redemption at their addresses as the same shall appear on the Debenture register not less than 30 or no more than 60 days prior to the date fixed for redemption, subject to all the conditions and provisions of the Junior Subordinated Indenture. In the event of redemption of this Debenture in part only, a new Debenture or Debentures for the amount of the unredeemed portion hereof shall be issued in the name of the holder hereof upon the cancellation hereof.

         The Issuer's right to redeem the Debentures under clause (ii) of the preceding paragraph shall be subject to the condition that if at the time there is available to the Issuer or PXRE Capital Trust IV (the "Issuer Trust," the terms of which have been established pursuant to the Amended and Restated Trust Agreement dated as of _______, 20__, among the Issuer, as sponsor, Wilmington Trust Company, as Property Trustee, the Administrators and the several Holders party thereto, the "Trust Agreement") the opportunity to eliminate, within the 90-Day Period, the Tax Event or Investment Company Event by taking some ministerial action ("Ministerial Action"), such as filing a form or making an election, or pursuing some other similar reasonable measure that will have no adverse effect on the Issuer, the Issuer Trust or the holders of the securities issued by the Issuer Trust and will involve no material cost, the Issuer shall pursue such measures in lieu of redemption; provided further, that the Issuer shall have no right to redeem the Debentures while the Issuer Trust is pursuing any Ministerial Action pursuant to the Trust Agreement. The Redemption Price shall be paid prior to 12:00 noon, New York time, on the date of such redemption or such earlier time as the Issuer determines; provided, that the Issuer shall deposit with the Trustee an amount sufficient to pay the Redemption Price prior to the redemption date.

         In addition, if a Tax Event occurs, then the Issuer will have the right prior to the termination of the Issuer Trust, to advance the Stated Maturity of this Debenture to the minimum extent required in order to allow for the payments of interest and any Additional Amounts with respect to this Debenture to continue to be tax deductible to the Issuer, but in no event shall the resulting maturity of this Debenture be less than 15 years from the date of original issuance thereof. The Stated Maturity shall be advanced only if, in the opinion of counsel to the Issuer, experienced in such matters, (a) after advancing the Stated Maturity, interest paid on this Debenture will be deductible for United States federal income tax purposes and (b) advancing the Stated Maturity will not result in a taxable event to the holders of the Capital Securities.

         The Issuer shall give the Trustee notice of such advancement and the Trustee shall then give notice to the Holders of the Debentures between 30 and 60 days before the effectiveness of such advancement.

         The term "Tax Event" means the receipt by the Issuer Trust of an opinion of counsel to the Issuer experienced in such matters, who shall not be an officer or employee of the Issuer or any of its affiliates, to the effect that, as a result of any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or as a result of any official or administrative pronouncement or action or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or which pronouncement, action or decision is announced on or after ______, 20__, the date of the initial offering of the Capital Securities of the Issuer Trust to the public, there is more than an insubstantial risk that (i) the Issuer Trust is, or will be within 90 days of the delivery of such opinion, subject to United States federal income tax with respect to income received or accrued on the Debentures, (ii) interest payable by the Issuer on the Debentures is not, or within 90 days of the delivery of such opinion will not be deductible by the Issuer, in whole or in part, for United States federal income tax purposes or (iii) the Issuer Trust is, or will be within 90 days of the delivery of the opinion, subject to or otherwise required to pay, or required to withhold from distributions to the Holders, more than a de minimis amount of other taxes (including withholding taxes), duties or other governmental charges.

         "Investment Company Event" means the receipt by the Issuer Trust of an opinion of counsel to the Issuer experienced in such matters, who shall not be an officer or employee of the Issuer or any of its affiliates, to the effect that, as a result of the occurrence of a change in law or regulation or a written change (including any announced prospective change) in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority, there is more than an insubstantial risk that the Issuer Trust is or will be considered an "investment company" that is required to be registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), which change or prospective change becomes effective or would become effective, as the case may be, or after _______, 20__, the date of the initial offering of the Capital Securities of the Issuer Trust to the public.

         Interest payments on this Debenture will include interest accrued to but excluding the Interest Payment Dates or the Stated Maturity (or any earlier redemption or repayment date), as the case may be. Interest payments for this Debenture will be computed and paid on the basis of a 360-day year or twelve 30-day months and the actual days elapsed in a partial month in such period. Accrued interest and any Additional Amounts that are not paid on the applicable Interest Payment Date will bear additional interest on the amount thereof at the rate per annum of ___% (the "Coupon Rate"), compounded quarterly and computed on the basis of a 360-day year of twelve 30-day months and the actual days elapsed in a partial month in such period. The amount of any interest payable for any full interest period will be computed by dividing the rate per annum by four. The term "interest" as used herein includes quarterly interest payments and interest on quarterly interest payments not paid on the applicable Interest Payment Date, as applicable.

         If any Interest Payment Dates or the Stated Maturity (or any redemption or repayment date) does not fall on a Business Day, payment of interest, premium, if any, or principal otherwise payable on such date need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or at the Stated Maturity Date (or any redemption or repayment date), and no interest on such payment shall accrue for the period from and after the Interest Payment Date or the Stated Maturity (or any redemption or repayment date) to such next succeeding Business Day.

         If the Stated Maturity Date of this Debenture is extended as provided on the face hereof, the Issuer shall give the Trustee notice of such extension and the Trustee shall then give notice to the Holders of the Debentures no more than 90 and no less than 30 days prior to the effectiveness thereof.

         The Junior Subordinated Indenture provides that, (a) if an Event of Default due to the default in payment of principal of, premium, if any, interest on, or any Additional Amounts with respect to any series of debt securities issued under the Junior Subordinated Indenture, including the series of Debentures of which this Debenture forms a part, or due to the default in the performance or breach of any other covenant or warranty of the Issuer applicable to the debt securities of such series but no applicable to all outstanding debt securities issued under the Junior Subordinated Indenture shall have occurred and be continuing, either the Trustee or the holders of not less than 25% in principal amount of the debt securities of each affected series (voting as a single class) may then declare the principal of all debt securities of all such series, interest accrued thereon and any Additional Amounts with respect thereto to be due and payable immediately and (b) if an Event of Default due to a default in the performance of any other of the covenants or agreements in the Junior Subordinated Indenture applicable to all outstanding debt securities issued thereunder, including this Debenture, or due to certain events of bankruptcy, insolvency and reorganization of the Issuer, shall have occurred and be continuing, either the Trustee or the holders of not less than 25% in principal amount of all debt securities issued under the Junior Subordinated Indenture then outstanding (treated as one class) may declare the principal of all such debt securities and interest accrued thereon and any Additional Amounts with respect thereto to be due and payable immediately, but upon certain conditions such declarations may be annulled and past defaults may be waived (except a continuing default in payment of principal (or premium, if any) or interest on or any Additional Amounts with respect to such debt securities) by the holders of a majority in principal amount of the debt securities of all affected series then outstanding. Deferral of any due date for the payment of interest in connection with an Extension Period (as defined herein) does not constitute an Event of Default.

         So long as no Event of Default has occurred and is continuing, the Issuer shall have the right at any time, and from time to time, during the term of the Debentures to defer payments of interest by extending the interest payment period of this Debenture for a period not exceeding 20 consecutive quarters (the "Extension Period"), during which Extension Period no interest shall be due and payable; provided, that no Extension Period may extend beyond the Stated Maturity. Interest, and any Additional Amounts, the payments of which have been deferred because of the extension of the interest payment period pursuant to this paragraph, will bear interest thereon at the Coupon Rate compounded quarterly for each quarter of the Extension Period and computed on the basis of a 360-day year of twelve 30-day months and the actual days elapsed in a partial month in such period ("Additional Interest"). The Coupon Rate payable for any full interest period will be computed by dividing the rate per annum by four. At the end of the Extension Period, the Issuer shall pay all interest accrued and unpaid on this Debenture, including any Additional Amounts and Additional Interest (together, "Deferred Interest") that shall be payable to the Holders of this Debenture in whose names this Debenture is registered in the Securities Register on the first Record Date after the end of the Extension Period. Before the termination of any Extension Period, the Issuer may further extend such period; provided, that such period together with all such further extensions thereof shall not exceed 20 consecutive quarters, or extend beyond the Stated Maturity. In the event that the Stated Maturity is advanced to a date prior to the end of an Extension Period, such Extension Period shall be deemed to end on such date or such earlier date as may be determined by the Issuer. In the event that any Debentures are called for redemption on a date prior to the end of an Extension Period, with respect to such Debentures, such Extension Period shall be deemed to end on such date or such earlier date as may be determined by the Issuer. Upon the termination of any Extension Period and upon the payment of all Deferred Interest then due, the Issuer may commence a new Extension Period, subject to the foregoing requirements. No interest shall be due and payable during an Extension Period, except at the end thereof, but the Issuer may prepay at any time all or any portion of the interest and any Additional Amounts accrued, during an Extension Period.

         If the Property Trustee (as defined in the Trust Agreement) is the only Holder of the Debentures at the time the Issuer selects an Extension Period, the Issuer shall give written notice to the Issuer Trustee (as defined in the Trust Agreement) of its selection of such Extension Period at least 30 calendar days prior to the date the Distributions ((as defined in the Trust Agreement) on the Trust Securities (as defined in the Trust Agreement) would have been payable but for the election to begin such Extension Period.

         If the Property Trustee is not the only Holder, or is not itself the Holder, of the Debentures at the time the Issuer selects an Extension Period, the Issuer shall give the Holders of the Debentures and the Trustee written notice of its selection of such Extension Period at least 10 Business Days before the earlier of the next succeeding Interest Payment Date or the date the Issuer is required to give notice of the record or payment date of such payment of interest and any Additional Amounts to Holders of the Debentures.

         The Issuer covenants that it will not (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of the Issuer's capital stock or (ii) make any payment of principal of or interest or premium or Additional Amounts, if any, on or repay, repurchase or redeem any debt securities of the Issuer that rank pari passu in all respects with or junior in interest to the Debentures (other than (a) repurchase, redemptions or other acquisitions of shares of capital stock of the Issuer (1) in connection with any employment contract, benefit plan or other similar arrangement with or for the benefit of any one or more employees, officers, directors or consultants, (2) in connection with a dividend reinvestment or stockholder stock purchase plan or (3) in connection with the issuance of capital stock of the Issuer (or securities convertible into or exercisable for such capital stock) as consideration in an acquisition transaction entered into prior to the applicable Extension Period or other event referred to below, (b) as a result of an exchange, redemption or conversion of any class or series of the Issuer's capital stock (or any capital stock of a subsidiary of the Issuer) for any class or series of the Issuer's capital stock or of any class or series of the Issuer's indebtedness for any class or series of the Issuer's capital stock, (c) the purchase of fractional interests in shares of the Issuer's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged,
(d) any declaration of a dividend in connection with any stockholder's rights plan, or the issuance of rights, stock or other property under any stockholder's rights plan, or the redemption or repurchase of rights pursuant thereto, (e) payments under the Guarantee executed and delivered by the Issuer and Wilmington Trust Company, as trustee, for the benefit of the holders of any Capital Securities (as defined in the Trust Agreement), as amended from time to time (the "Guarantee") or (f) any dividend in the form of stock, warrants, options or other rights where the dividend stock or the stock issuable upon exercise of such warrants, options or other rights is the same stock as that on which the dividend is being paid or ranks pari passu with or junior to such stock), if at such time (i) there has occurred any event (a) of which the Issuer has actual knowledge that with the giving of notice or the lapse of time, or both, would constitute an Event of Default and (b) that the Issuer has not taken reasonable steps to cure, (ii) if the Debentures are held by the Issuer Trust, the Issuer is in default with respect to its payment of any obligations under the Guarantee or (iii) the Issuer has given notice of its election of an Extension Period as provided in the Junior Subordinated Indenture and has not rescinded such notice, or such Extension Period, or any extension thereof, is continuing.

         If an Event of Default has occurred and is continuing and such event is attributable to the failure of the Issuer to pay any amounts payable in respect of the Debentures on the date such amounts are otherwise payable, a registered holder of Capital Securities may institute a legal proceeding directly against the Issuer for enforcement of payment to such registered holder of an amount equal to the amount payable in respect of Debentures having a principal amount equal to the aggregate Liquidation Amount (as defined in the Trust Agreement) of the Capital Securities held by such registered holder (a "Direct Action"). The Issuer shall have the right to set off any payment made to such registered holder of Capital Securities by the Issuer in connection with a Direct Action.

         As long as any Debentures are held by the Issuer Trust, the Issuer covenants (i) to continue to hold, directly or indirectly, 100% of the Common Securities (as defined in the Trust Agreement), provided that certain successors that are permitted pursuant to the Junior Subordinated Indenture may succeed to the Issuer's ownership of the Common Securities, (ii) as holder of the Common Securities, not to voluntarily dissolve, windup or liquidate the Issuer Trust, other than (a) in connection with a distribution of Debentures to the holders of the Capital Securities in liquidation of the Issuer Trust or (b) in connection with certain mergers, consolidations or amalgamations permitted by the Trust Agreement and (iii) to use its reasonable efforts consistent with the terms and provisions of the Trust Agreement, to cause the Issuer Trust to continue not to be taxable as a corporation for United States federal income tax purposes.

         The Issuer, as borrower, agrees to pay all debts and other obligations (other than with respect to the Capital Securities issued by the Issuer Trust) and all costs and expenses of the Issuer Trust (including costs and expenses relating to the organization of the Issuer Trust, the fees and expenses of the Issuer Trustee (as defined in the Trust Agreement) for the Issuer Trust and the costs and expenses relating to the operation of the Issuer Trust) and to pay any and all taxes and all costs and expenses with respect thereto (other than United States withholding taxes) to which the Issuer Trust might become subject. The foregoing obligations of the Issuer under the Debentures owned by the Issuer Trust are for the benefit of, and shall be enforceable by, any person to whom any such debts, obligations, costs, expenses and taxes are owed (a "Creditor") whether or not such Creditor has received notice therof. Any such Creditor may enforce such obligations of the Issuer directly against the Issuer, and the Issuer irrevocably waives any right or remedy to require that any such Creditor take any action against the Issuer Trust or any other person before proceeding against the Issuer. The Issuer agrees to execute any additional agreements as may be necessary or desirable to give full effect to the foregoing.

         The provisions of Section 3.04 and Section 10.01 of the Junior Subordinated Indenture relating to discharge, defeasance and covenant defeasance are not applicable to this Debenture.

         This Debenture and all other obligations of the Issuer hereunder will constitute part of the junior subordinated debt of the Issuer, will be issued under the Junior Subordinated Indenture and will be subordinate and junior in right of payment, to the extent and in the manner set forth in the Junior Subordinated Indenture, to all "Senior Indebtedness" of the Issuer. The Junior Subordinated Indenture defines "Senior Indebtedness" as obligations issued under the Senior Indenture between PXRE Group Ltd. and Wilmington Trust Company, as trustee, dated ________, 20__, and as may be amended or supplemented from time to time, or the Subordinated Indenture between PXRE Group Ltd. and Wilmington Trust Company, as trustee, dated as of ________, 20__, as may be amended or supplemented from time to time, and any other obligations (other than non-recourse obligations, the debt securities, including this Debenture, issued under the Junior Subordinated Indenture or any other obligations specifically designated as being subordinate in right of payment to Senior Indebtedness) of, or guaranteed or assumed by, the Issuer for borrowed money or evidence by bonds, debentures or other similar instruments, and amendments, renewals, extensions, modifications and refundings of any such indebtedness or obligation.

         This Debenture, and any Debenture or Debentures issued upon transfer or exchange hereof, is issuable only in fully registered form, without coupons, and is issuable only in denominations of U.S.$__ and any integral multiple of U.S.$__ in excess thereof, unless otherwise indicated on the face thereof.

         Wilmington Trust Company has been appointed registrar for the Debentures (the "Registrar,") which term includes any successor registrar appointed by the Issuer), and the Registrar will maintain at its office in Wilmington, Delaware a register for the registration and transfer of Debentures. This Debenture may be transferred at the aforesaid office of the Registrar by surrendering this Debenture for cancellation, accompanied by a written instrument of transfer in form satisfactory to the Registrar and duly authorized in writing, and thereupon the Registrar shall issue in the name of the transferee or transferees, in exchange hereof, a new Debenture or Debentures having identical terms and provisions and having a like aggregate principal amount in authorized denominations, subject to the terms and conditions set forth herein, provided, however, that the Registrar will not be required (i) to register the transfer of or exchange any Debenture that has been called for redemption in whole or in part, except the unredeemed portion of Debentures being redeemed in part or (ii) to register the transfer of or exchange Debentures to the extent and during the period so provided in the Junior Subordinated Indenture with respect to the redemption of Debentures. Debentures are exchangeable at said office for other Debentures of other authorized denominations of equal aggregate principal amount having identical terms and provisions. All such exchanges and transfers of Debentures will be free of charge, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge in connection therewith. All Debentures surrendered for exchange shall be accompanied by a written instrument of transfer in for satisfactory to the Registrar and executed by the registered holder in person or by the holder's attorney duly authorized in writing. The date of registration of any Debenture delivered upon any exchange or transfer of Debentures shall be such that no gain or loss of interest results from such exchange or transfer.

         In case this Debenture shall at any time become mutilated, defaced or be destroyed, lost or stolen and this Debenture or evidence of the loss, theft or destruction thereof (together with the indemnity hereinafter referred to and such other documents or proof as may be required in the premises) shall be delivered to the Registrar, a new Debenture of like tenor will be issued by the Issuer in exchange for this Debenture, but, if this Debenture has been destroyed, lost or stolen, only upon receipt of evidence satisfactory to the Registrar and the Issuer that such Debenture was destroyed or lost or stolen and, if required, upon receipt also of indemnity satisfactory to each of them. All expenses and reasonable charges associated with procuring such indemnity and with the preparation, authentication and delivery of a new Debenture shall be borne by the owner of the Debenture mutilated, defaced, destroyed, lost or stolen.

         The Junior Subordinated Indenture permits the Issuer and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the debt securities of all series issued under the Junior Subordinated Indenture then outstanding and affected (voting as one class), to execute supplemental indentures adding any provisions to or changing in any manner the rights of the holders of each series so affected; provided that the Issuer and the Trustee may not, without the consent of the holder of each outstanding debt security affected thereby and the prior written consent of each registered holder of Capital Securities, to the extent that the Debentures are held by any PXRE Capital Trust (including PXRE Capital Trust IV), (a) extend the final maturity of any such debt security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest and any Additional Amounts thereon, except as otherwise provided herein or in the Junior Subordinated Indenture, or reduce any amount payable on redemption or repayment thereof, or change the currency of payment thereof, or impair or affect the rights of any holder to institute suit for the payment thereof without the consent of the holder of each debt security so affected or (b) reduce the aforesaid percentage in principal amount of debt securities the consent of the holders of which is required for any such supplemental indenture; provided, however, that neither this Debenture nor the Junior Subordinated Indenture may be amended to alter the subordination provisions hereof or thereof without the written consent of each holder of Senior Indebtedness then outstanding that would be adversely affected thereby. In addition, so long as any of the Capital Securities remain outstanding, no such modification may be made that adversely affects the holders of such Capital Securities in any material respect, and no termination of the Junior Subordinated Indenture may occur, and no waiver of any Event of Default or compliance with any covenant under the Junior Subordinated Indenture may be effective, without the prior consent of the holders of at least a majority of the aggregate Liquidation Amount of the outstanding Capital Securities unless and until the principal of (and premium, if any, on) the Debentures and all accrued and unpaid interest and any Additional Amounts thereon have been paid in full and certain other conditions are satisfied. So long as the Issuer acts in accordance with the terms of the Debentures, the Issuer may shorten or extend the Stated Maturity of and defer interest payable on the Debentures, in each case in accordance with the terms hereof without the consent of the Issuer Trust or the holders of Capital Securities. However, the Issuer may not amend this Debenture or the Junior Subordinated Indenture to remove the rights of registered holders of Capital Securities to institute a Direct Action without the prior written consent of all the registered holders of Capital Securities of the Trust.

         So long as this Debenture shall be outstanding, the Issuer will cause to be maintained an office or agency for the payment of the principal of, premium, if any, interest and any Additional Amounts on this Debenture as herein provided in the Borough of Manhattan, The City of New York, and an office or agency in said Borough of Manhattan for the registration, transfer and exchange as aforesaid of the Debentures. The Issuer may designate other agencies for the payment of said principal, premium and interest at such place or places (subject to applicable laws and revelations) as the Issuer may decide. So long as there shall be such an agency, the Issuer shall keep the Trustee advised of the names and locations of such agencies, if any are so designated.

         With respect to moneys paid by the Issuer and held by the Trustee or any Paying Agent for payment of the principal of or interest or premium, if any, or any Additional Amounts on any Debentures that remain unclaimed at the end of two years after such principal, interest or premium shall have become due and payable (whether at maturity or upon ; call for redemption or otherwise), (i) the Trustee or such Paying Agent shall notify the holders of such Debentures that such moneys shall be repaid to the Issuer and any person claiming such moneys shall thereafter look only to the Issuer for payment thereof and (ii) such moneys shall be so repaid to the Issuer. Upon such repayment all liability of the Trustee or such Paying Agent with respect to such moneys shall thereupon cease, without, however, limiting in anyway any obligation that the Issuer may have to pay the principal of or interest or premium, if any, on this Debenture as the same shall become due.

         No provision of this Debenture or of the Junior Subordinated Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, premium, if any, interest, and any Additional Amounts on this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed unless otherwise agreed between the Issuer and the registered holder of this Debenture.

         Prior to due presentment of this Debenture for registration of transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the holder in whose name this Debenture is registered as the owner hereof for all purposes, whether or not this Debenture be overdue, and none of the Issuer, the Trustee or any such agent shall be affected by notice to the contrary.

         No recourse shall be had for the payment of the principal of, premium, if any, or the interest or any Additional Amounts on this Debenture, for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Junior Subordinated Indenture or any indenture supplemental thereto, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Issuer or of any successor corporation, either directly or through the Issuer or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

         This Debenture shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

                                  ABBREVIATIONS

         The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

          TEN COM   -   as tenants in common
          TEN ENT   -   as tenants by the entireties
          JT TEN    -   as joint tenants with right of survivorship and
                        not as tenants in common


        UNIF GIFT MIN ACT -  _________________ Custodian   ___________________
                                 (Minor)                          (Cust)

        Under Uniform Gifts to Minors Act______________________________________
        (State)                                        (State)

        Additional abbreviations may also be used though not in the above list.

                                 --------------

         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto


---------------------------------------
[PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE]


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
[PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE]

the within Debenture and all rights thereunder, hereby irrevocably constituting and appointing such person attorney to transfer such Debenture on the books of the Issuer, with full power of substitution in the premises.



Dated:  ___________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Debenture in every particular without alteration or enlargement or any change whatsoever.



Signature Guaranty:  ____________________

         Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.